HERITAGE
                                                                          SERIES
                                                                           TRUST


                              [MONTAGE OF PHOTOS]
          FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH



                                                          AGGRESSIVE GROWTH FUND
                                            EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                              GROWTH EQUITY FUND
                                                             MID CAP GROWTH FUND
                                                            SMALL CAP STOCK FUND
                                                               VALUE EQUITY FUND



                                 ANNUAL REPORT
                           and Investment Performance
                           Review for the Year Ended
                                October 31, 1999

                                [HERITAGE LOGO]
                                SERIES TRUST(TM)

                              HERITAGE SERIES TRUST
                                  ANNUAL REPORT
                                TABLE OF CONTENTS


PRESIDENT'S LETTER .......................................................     1

PORTFOLIO COMMENTARY

   AGGRESSIVE GROWTH FUND
      Portfolio Management Letter ........................................     2
      Performance Graphs .................................................     3

   EAGLE INTERNATIONAL EQUITY PORTFOLIO
      Investment Commentary ..............................................     4
      Performance Graphs .................................................     6

   GROWTH EQUITY FUND
      Portfolio Management Letter ........................................     8
      Performance Graphs .................................................    11

   MID CAP GROWTH FUND
      Portfolio Management Letter ........................................    12
      Performance Graphs .................................................    14

   SMALL CAP STOCK FUND
      Portfolio Management Letters .......................................    15
      Performance Graphs .................................................    18

   VALUE EQUITY FUND
      Portfolio Management Letter ........................................    20
      Performance Graphs .................................................    22

INVESTMENT PORTFOLIOS ....................................................    24

STATEMENT OF ASSETS AND LIABILITIES ......................................    39

STATEMENT OF OPERATIONS ..................................................    40

STATEMENTS OF CHANGES IN NET ASSETS ......................................    41

FINANCIAL HIGHLIGHTS .....................................................    43

NOTES TO FINANCIAL STATEMENTS ............................................    49

                                                              December 20, 1999

Dear Fellow Shareholders:

     It is my pleasure to provide you with the annual report for the Heritage Series Trust for the fiscal year ended October 31, 1999. The investment and financial information for each of the six funds available within Heritage Series Trust is provided in this report. Because many of you have investments in more than one of these funds, this combined report allows us to provide you with the relevant information for each of your funds while reducing the volume of mail you receive from us.

     As we have discussed in our last several reports, large cap stocks have performed better than small and mid cap stocks and "growth" stocks have delivered better results than "value" stocks. Among the portfolios in Heritage Series Trust, our large cap growth fund continued to be our top performer while our small cap and value funds delivered the lowest absolute returns for the period. With respect to the Growth Equity Fund, we have outperformed the Standard & Poor's 500 Composite Stock Price Index thus far in 1999 just as we did in each of the 1996, 1997 and 1998 calendar years. Fewer than one percent of diversified U.S. equity funds can claim this record.

                                                     FOR THE YEAR ENDED OCTOBER 31, 1999
                                           ===================================================
     FUND                                     "A" SHARES*       "B" SHARES*       "C" SHARES*
     ====================================  ===============   ===============   ===============
     Aggressive Growth Fund                    +35.50%            +34.44%           +34.44%
     Eagle International Equity Portfolio      +24.68%            +23.70%           +23.70%
     Growth Equity Portfolio                   +50.73%            +49.65%           +49.57%
     Mid Cap Growth Fund                       +15.97%            +15.17%           +15.09%
     Small Cap Stock Fund                       +2.61%             +1.86%            +1.86%
     Value Equity Fund                          +0.24%             -0.56%            -0.50%

     In the pages that follow are commentaries from the portfolio managers for each of the portfolios in Heritage Series Trust. Following the commentaries, you will find investment portfolios and other important financial information for all of these funds.

     The Board of Trustees of Heritage Series Trust has authorized changes to the market cap limits for our Small Cap and Mid Cap funds. Effective with the January 2000 prospectus update, the market capitalization limits for Small Cap and Mid Cap will be raised to $2 billion and $10 billion from $1 billion and $5 billion, respectively. In managing these funds, the portfolio managers generally will be required to invest at least 65% of the fund's assets in stocks with market capitalization below $2 billion for the Small Cap Stock Fund and between $500 million and $10 billion for the Mid Cap Stock Fund. We believe these changes will provide added flexibility to allow our portfolio managers the opportunity to be more competitive against their peers and benchmark indexes.

     Thank you for your continuing investments with us. We hope that you will call us at (800) 709-FUND (3863) with any comments or suggestions you wish to share with us.

     On behalf of all of us at Heritage, we hope you had a wonderful holiday season and wish you a happy and healthy 2000.


                                        Sincerely,


                                        /s/ STEPHEN G. HILL
                                        ----------------------------------------
                                        Stephen G. Hill
                                        President
----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

                                                               November 15, 1999


Dear Fellow Shareholders:

I am pleased to report that for the year ended October 31, 1999, the Heritage Series Trust - Aggressive Growth Fund (the "Fund") Class A Shares advanced 35.5%*, topping the relative benchmarks.

Check Point Software Technology was our top contributor, as the provider of Internet firewalls benefited from strong earnings and investor interest in Internet investments. Tanning Technology, an information technology services company specializing in e-commerce, advanced as well, which also reflected their position in the build-out of the Internet infrastructure. Sykes Enterprises, a call center operator, benefited from a strong earnings report. Tech Data, a distributor of computer equipment, was volatile and we were fortunate in buying and selling it well. Finally, ABR Information Services and Genesys Telecommunications Laboratories both benefited from merger agreements.

On the downside, Hibbett Sporting Goods, a sporting goods retailer, sold off apparently due to investor apathy towards a small cap retailer; there was no corporate news to account for the weakness. Steiner Leisure, a provider of spa services on cruise ships, renegotiated contracts with major cruise lines at lower rates and sold off as a result. Office Depot, a retailer of office products, sold off following an earnings disappointment.

At the end of the period, the Fund had a price/earnings ratio of 19x 2000 earnings, an estimated 3-5 year earnings growth of 27%, and return on equity of 12%. Technology represented about 45% of the portfolio.

Although we are concerned with valuations of certain technology stocks, we intend to keep an above-market technology weighting, reflecting our belief that technology will drive the growth of the economy into the new millennium. Y2K fears should soon be a distant memory and it appears interest rates may have peaked. Such a scenario should prove very beneficial for our Fund.

Wishing you a happy and prosperous new millennium.


                                             Sincerely,


                                             /s/ BERT BOKSON
                                             -----------------------------------
                                             Bert Boksen
                                             Senior Vice President
                                             Eagle Asset Management, Inc.
                                             Portfolio Manager, Aggressive
                                             Growth Fund



----------
*  Calculated without the imposition of front-end sales charges.

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                                [GRAPH OMITTED]


* Average annual returns for Heritage Series Trust - Aggressive Growth Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $14,421. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                               December 2, 1999
MARKET COMMENTARY from MARTIN CURRIE, INC.
Eagle International Equity Portfolio

The final months of 1998 saw a rapid recovery from the turmoil of the third quarter, created by crisis in Russia and collapse of confidence in Asia. Interest rate cuts, initiated by the US, and a recovery in bond markets, allowed major world equity markets to recover and move towards previous highs in early 1999. This current year has been dominated by a strong recovery in Japan, Asia and emerging market equities, as corporate restructuring, improving economies and firmer currencies have encouraged a return of overseas buying. European markets have been subdued in the wake of a weak start for the Euro and evidence of sluggish growth. The UK equity market has been more volatile, impacted by the change in the US interest rate cycle and weaker bond yields. The Morgan Stanley Capital International Europe, Australia, Far East Index rose by 23.04% while the Fund's Class A Shares rose by 24.68%* after expenses, during the year ended October 31, 1999.

JAPAN (33.0% of the portfolio as of fiscal year end) rallied significantly over the period, supported by a much stronger yen. Government support for domestic investors and small businesses and an unprecedented change in the attitude of Japanese corporate management, encouraged us to add to the region, taking our position above the Index and peer group weighting. Having run a portfolio dominated by blue chip export stocks, we switched emphasis towards domestic recovery and restructuring plays. New holdings included Fujitsu, Sumitomo Bakelite, Asahi Chemical, Benesse, and Kao, all reflective of domestic restructuring. NTT Mobile, Secom (domestic security) and Rohm have been some of your best performing investments. With a more positive view on the economy, we unwound the yen/dollar hedge towards the end of the period. Legislation is now in place to allow the corporate cross shareholdings to be placed in pension schemes rather than be sold into market rallies; this allows scope for the Index to rise further.

We substantially reduced our weighting to CONTINENTAL EUROPE (51.2% of the portfolio as of fiscal year end). Concerns over the extent of economic recovery and mixed political news has left markets volatile and the new currency weak. We introduced a number of cyclical stocks into the portfolio such as Valeo, Peugeot, Elf Aquitaine (France), Preussag (Germany) and added to the telecommunications sector with holdings in Vivendi, France Telecom (France), Telecom Italia (Italy) and Ericsson (Sweden). In the medium term, weaker bond yields, a change in interest rate cycle and mixed signs of German and Italian economic growth leave upside for the region constrained. A reduction in the UK weighting (now 14.9% of the portfolio as of fiscal year end) took place after a period of good returns. However, weakening bond yields and the impact of a strong sterling on corporate profits, has left UK equities looking fully valued. We built up our energy and resource weighting (BP Amoco, RTZ) and continued to favour the financial sector through holdings in Legal & General and the Halifax Group. Sales reflected concerns over pricing power, such as Safeway (food retailing) and Marks & Spencer, all suffering in a tough retail environment. As with Continental Europe, the telecommunications sector continues to move ahead, and we added British Telecommunications to the list.

ASIA (9.3% of the portfolio as of fiscal year end) was also built up over the period. The region benefited from the recovery in economic prospects for Japan and a stronger yen. Firmer Asian currencies, falling interest rates and evidence of considerable financial and corporate restructuring encouraged us to broaden our market exposure. Having played the relatively liquid markets of Australia, Hong Kong and Singapore, we extended the list to include Korea and Thailand. New holdings included North and Tabcorp (Australia), Swire Pacific, New World Development and China Everbright (Hong Kong), Singapore Telecom, Overseas Chinese Banking Corp, Neptune Orient Lines (Singapore), Korea Telecom and Thai Petrochemical Industry.

----------
*  Calculated without the imposition of front-end sales charges.

We increased our exposure to SMALLER MARKETS over the period, in line with a more optimistic view on world growth, Asian recovery and rising commodity prices. Alpha Credit Bank and Hellenic Telecom (Greece), Magyar Olaj es Gaz (Hungary), Bank Handlowy, Telekomunikacja Polska (Poland), Hindalco (India), Compania Vale Do Rio Doce (Brazil) Cifra (Mexico), Commercial International Bank (Egypt) and Nedcor (South Africa) represented a significant increase to non index markets.

OUTLOOK

Improving world economic growth and evidence of domestic recovery in a number of key markets has prompted a shift towards a greater cyclical emphasis within the portfolio. Japan, Asia and selective smaller markets have the greatest profit recovery potential in this improving environment and we have weighted the Fund's portfolio accordingly. A change in the interest rate cycle in the US and weak domestic bonds in both the UK and Europe, will constrain returns from these maturer market regions. Y2K issues have distorted capital flows this year, but we have liquidity available to capitalise on opportunities resulting from volatility surrounding this momentous event.

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                                [GRAPH OMITTED]





                                [GRAPH OMITTED]


* Average annual returns for Heritage Series Trust - Eagle International Equity Portfolio Eagle Class, Class A and Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, and reinvestment of dividends for Eagle Class, Class A and Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

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                                [GRAPH OMITTED]




* Average annual returns for Heritage Series Trust - Eagle International Class B Shares are calculated in conformance with item 21 of Form N-1A, which assumes a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends. If Class B Shares were still held at the end of the period, the value would be $12,929. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              December 10, 1999

Dear Fellow Shareholders:

The Heritage Series Trust--Growth Equity Fund has performed exceptionally well year-to-date and for the trailing 12 months ended October 31, 1999. The Fund's year-to-date total return thru October is up 28.56%* versus a year-to-date total return of 11.96% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). For the 52-week period ending October 31, 1999, the Class A Shares of the Fund handily outperformed the S&P 500 Index as well. Over that time period, the Fund's total return was 50.73%* versus a total return of 25.67% for the S&P 500 Index. The Fund was rated five stars(a) by Morningstar, based on 3,372 domestic equity funds for the three year period ending October 31, 1999. On a three-year basis, the Fund ranks in the top sixth(b) percentile of Morningstar's large growth category peer group for the period ending October 31, 1999. This performance comes on the heels of a change in the Fund's portfolio manager on April 1, 1999.

The Fund currently has 47 equity investments that we consider premier growth stocks. Our investment strategy is to look for companies that have an earnings growth rate greater than the average for companies included in the S&P 500 Index. The types of companies that we seek are dominant firms in high growth industries. We favor those firms whose industries have significant barriers to entry and high switching costs for their customers. Finally, we consider those areas with the strongest potential for growth.

MARKET ENVIRONMENT
It is quite amazing to think about how far we have come in just a year's time. Think about it. In the fall of 1998, the global economic environment was seemingly in crisis. The Asian economies continued to struggle, Russia defaulted on its debt, and there was pressure on Latin American governments to devalue their currencies. Investors braced for the possibility of deflation and negative economic growth worldwide. Those who were the most pessimistic at that time argued that equities and asset prices could not possibly appreciate in this deflationary environment and that we should prepare for the worst. We disagreed with that assessment. Fortunately, these negative scenarios did not take place in 1999 as a global economic rebound kicked into high gear.

Investors' sentiment has shifted once again and the worry has focused on inflation, and not deflation. Since then, the U.S. Federal Reserve has raised interest rates several times in 1999 when it appeared that the U.S. economy might overheat from its torrid growth pace. We do not believe there will be major inflation in the U.S. economy. There is still excess manufacturing capacity worldwide and with the Internet invading every part of our economy, it is our belief that inflation will be held in check. Although short-term issues may create a choppy market for investors, we remain bullish on the intermediate and longer-term fundamentals. Thus, we believe this type of environment will continue to be a "stock picker's" market.

We remain very bullish on the prospects of the U.S. equity markets and the growth style in particular. In our view, the large, multinational companies held in the Fund should continue to compound their revenue and earnings growth and these factors should override any near-term macroeconomic changes. We continue to believe that the long-term market fundamentals remain outstanding.

STRUCTURAL AND STRATEGIC CHANGES
When we took over managing this Fund on April 1, 1999, we remained committed to the Fund's large cap growth emphasis. We focus our efforts on those areas that have the strongest growth potential. These primary areas include technology and health care (both pharmaceuticals and medical devices). Thus, we have beefed up the Fund's weightings in these two sectors. Despite any near-term hiccups that the market might experience, we continue to stay the course and buy more of our franchise names when they sell off and vice-versa.

----------------
 *  Calculated without the imposition of front-end sales charges.
(a) Morningstar, Inc. brings both performance and risk together into one evaluation. These ratings are subject to change every month. The top 10% of domestic equity funds receive five stars and the next 22.5% receive four stars. The performance numbers used for the Fund did take into account front-end sales charges. Past performance is not guarantee of future results.
(b) Morningstar, Inc. performance rankings for the Heritage Capital Appreciation Trust Class A Shares were based on a quantitative measure of risk-adjusted returns. This measure calculated by Morningstar shows how well a fund has balanced risk and return relative to other funds in the same category. For the 1-year period ended October 31, 1999, the Fund was ranked in the 16th percentile out of 601 large growth funds. For the 3-year period ended October 31, 1999, the Fund was ranked in the 6th percentile out of 384 large growth funds. The performance numbers used for the fund did not take into account front-end sales charges. Past performance is no guarantee of future results.

We are big believers in the long-term growth prospects of technology, especially the Internet. Positions in companies such as Cisco Systems, Microsoft, and Sun Microsystems contributed to the Fund's performance. Positive performance was also attributed to semiconductor companies like Texas Instruments, Intel, LSI Logic, and National Semiconductor. At this time, we are diversifying our semiconductor investments by taking some profits and investing the proceeds into new, higher growth names. In the health care area, we have added to blue chip names such as Johnson & Johnson, Merck, Lilly, and Medtronic. The severe correction in 1999 in many health care stocks has given us a number of attractive entry points for purchasing these securities as longer-term positions. Another name that has been purchased for the Fund is Royal Caribbean Cruise Lines. We believe this firm has solid growth prospects and it is a nice addition to our consumer sector. Royal Caribbean is on its way to upgrading its fleet of ships and the demand for cruises remains strong.

Retailing is an area where we have pared back the Fund somewhat because of the new threat of the Internet. In our view, web-based, Internet models pose a serious threat to traditional, bricks-and-mortar-based retailing models. The web-based, Internet models are producing significantly greater revenues per individual employee than the bricks-and-mortar-based firms are. In addition, the web-based, Internet models are generating these higher revenues per employee at a LOWER cost per employee than the traditional retailers are. Thus, we believe that increased competition in the retail sector will erode margins for all but the most efficient companies. We eliminated the Fund's positions in the Gap, Walgreen's, and Safeway. Two retail companies that we hold in the Fund, Wal-Mart and Home Depot, are using technology as a competitive weapon.

The financial weighting has been pared back from 28% to 12% since we took over management of the Fund. Although the earnings for most financial companies remain strong, we believe that many companies in this sector will not have the proverbial "wind at their backs" going forward. Longer term, financial services companies face many challenges with the role of the "intermediary" in question in today's world. In our opinion, many financial services firms have infrastructure and cultural issues that are not conducive to these challenges. The blurring of the competitive battle lines, combined with the quickening pace of technology that is being deployed and used as a strategic weapon, is forcing companies to fight even harder to retain their existing base of customers. In a world that now moves and competes on "Internet" time, the winners will be those firms that can quickly adapt to the underlying market changes that are ahead. Profitability and customer growth will continue to be of paramount importance for all firms. Given our longer-term view on the financial sector, we believe that our decision to reduce the Fund's weighting in financial stocks was a prudent course of action. This decision proved to be especially beneficial to the Fund's shareholders given the weakness experienced by many financial stocks facing the wind of an uncertain, near-term interest rate environment.

We will monitor the response of financial services companies very carefully before returning full force to this sector. In our opinion, the top financial services firms ten years from now will look very different from those that exist today. The Fund holds leading financial companies in dominant niches such as American Express, AIG, and Citigroup.

TACTICAL CHANGES/VOLATILITY
Market volatility is high by any historical measurement and we believe there are several reasons why this increased volatility is here to stay. First, there are many more investors (both retail and institutional) in today's marketplace. In our view, this can lead to exaggerated supply and demand situations for securities in both up and down markets. Second, there are many more hedge funds and money managers who trade securities that are using increasingly sophisticated derivative instruments. Naturally, increasing the amount of overall leverage in the financial system will increase the volatility in short-term price movements. Third, technology is allowing investors to have access to electronic networks, possible 24-hour trading, and the ability to move money around the world many times over instantaneously.

We believe that this increased market volatility allows us to take advantage of trading opportunities both on the upside and on the downside. We are adapting by having an increased tolerance for volatility. Since we are very fundamental with our core investment process, this volatility should continue to provide us with trading opportunities in all types of markets. Therefore, we expect the Fund's turnover will be higher than in the past due to short-term, tactical trading opportunities.

The Fund added incremental performance due to the additions of initial public offerings (IPOs) and favorable trading due to volatile market conditions. The market favorably received the IPOs of Ariba, E.Piphany, Juniper Networks, and Sycamore Networks. These are all companies with solid fundamentals that we would consider core holdings.

CONCLUSION
Looking ahead to next year, we believe the market is favorable based not only on strong fundamentals and low inflation, but also because of potentially strong earnings growth in the companies in which we prefer to invest. We remain convinced that the real risk to investors is attempting to "time" the best period to invest in the market. We thank you for investing with us and look forward to working with you in the years to come.


                                            Sincerely,


                                            /s/ ASHI PARIKH
                                            ------------------------------------
                                            Ashi Parikh
                                            Managing Director
                                            Eagle Asset Management, Inc.
                                            Portfolio Manager, Growth Equity
                                            Fund

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                                [GRAPH OMITTED]




                                [GRAPH OMITTED]


* Average annual returns for Heritage Series Trust - Growth Equity Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $17,333. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                                December 2, 1999

Dear Fellow Shareholders:

We are pleased to present the second annual report for the Heritage Mid-Cap Growth Fund (the "Fund"). For the one year period ended October 31, 1999, your Fund's Class A Shares produced a 15.97%* return. For the same period the Russell Mid Cap Growth Index and the Standard & Poor's 400 Mid Cap Index (the "S&P Mid Cap Index") returned 37.66% and 21.06%, respectively. Year-to-date through September, the Fund's Class A Shares earned 4.16%*. This number trails the Russell Mid Cap Growth Index by 4.31%, but exceeds the S&P Mid Cap Index by 6.27%.

For the period June 30, 1999 through September 30, 1999, the total return for the Class A shares was +1.85%. These results compare against 3Q 1999 returns of -8.40% return for the S&P Mid Cap Index. We think that the Fund's third calendar quarter performance in a rough market represents an excellent data point. Since we are growth-at-a reasonable price investors with an emphasis on cash flow, we tend to hold up well in turbulent markets. Since there are a host of growth funds that own large amounts of technology stocks and stocks with high valuations, we feel that the fund's balanced conservatism is somewhat unique.

Unlike most mid-cap funds, the Fund has a large exposure to small capitalization stocks. With a median market capitalization of approximately $1.8 billion, the Fund is one quarter the size of a typical mid-cap fund. For reference purposes, the median market capitalization of the S&P Mid Cap Index and the Russell Mid Cap indices are, respectively, $1.7 billion and $3 billion.

While the Fund's numbers are beating the S&P Mid Cap Index, as of this writing, we feel that the market is not favoring our style and is at odds with long-term, growth-at-a reasonable price investors. Some facts:

   a) Despite their small index weights, 2 to 3% of incremental performance has come from Internet stocks. Given their valuation levels, we have difficulty holding these stocks. The Internet stocks we own are largely undiscovered. For instance, marketing services stocks such as Catalina Marketing, Nielsen Media Research, Harte-Hanks, and TMPW Worldwide are stealth Internet stocks. Our holdings in cable and telecommunications (Western Wireless, Insight Communications, Price Cellular) also represent indirect Internet plays, as these providers represent digital highways for the movement of data.

   b) The bottom 80% of stocks in the small cap market, as ranked by price-to-earning ratios, have averaged returns of -5.6% this year. The top quintile, as ranked by price-to-earning ratios, is up 11.39%. Stocks without earnings are up 34%.

   c) 3% of the Standard & Poor's 500 Composite Stock Price Index year-to-date return thru September is due to the top quintile of stocks. Price momentum has never worked better. The historical average since 1959 for this group is 31% (Source. S.C. Bernstein).

We think that the Fund will be in good stead if a correction in technology and high multiple stocks occurs. Our technology stocks tend to have reasonable multiples. Our emphasis on cash flow becomes an important factor in rough markets. Growth firms require capital and firms that generate capital internally become more valuable in bad market conditions.

Our emphasis on valuation also pays off in terms of take-overs. Take-overs of note this year include Executive Risk (insurance), Gulfstream (aircraft), Xomed (medical products), Nielsen Media Research (media), and Metro Networks (radio).

----------------
* Calculated without the imposition of front-end charges.

The Fund is currently over weighted in consumer stocks, communications and health care and under weighted in basic materials, financial services, transportation, and utilities.

Some comments about these sector weightings follow:

Although we tend to favor well-run financial stocks, we are having difficulty finding favorably priced financial stocks with solid fundamentals. The property/casualty insurance industry has suffered numerous disappointments, the sub-prime consumer lending sector is suffering from over-capacity, and bank lending spreads seem to be narrowing. The valuations assigned to Internet and on-line finance firms are extremely high. Our core finance holdings for the past several years, Protective Life and Radian Group, have extremely solid fundamentals. Despite this fact, returns for both stocks have been poor this year, which has not helped the Fund's performance.

Returns in our health care holdings have also hurt the Fund's performance. Most of the value names in the health care market this year were in health care services stocks. We had some exposure in this area, particularly in hospitals, from our Health Management Associates holding, which has subsequently been sold. Services stocks continue to suffer from the effects of the Balanced Budget Act cuts of 1997, and we are looking to selectively re-enter this area. The rest of our holdings in health care - Patterson Dental (dental supplies), Sybron (lab supplies), Xomed (medical devices), and Varian Medical (medical devices) have generally performed in-line with the market.

The Fund's very large over-weighting in consumer cyclical stocks is in business services, advertising and marketing services, education, publishing, and telecommunication stocks. We have tended to de-emphasize retail stocks which traditionally are a large part of consumer cyclicals. This decision is based on fundamentals.

In consumer staples, our exposure is primarily in broadcast and media stocks, with some exposure in entertainment stocks. We have de-emphasized food, beverage, household products, and restaurant stocks. As with consumer cyclicals, this weight is also based on fundamentals.

As we enter 2000, we are confident that the Fund is well positioned. Many small and mid-cap stocks are much cheaper than large cap stocks. Our mix of stable growth stocks should serve well if equity markets continue their current course.

As always, we thank you for your support and we will always strive to add value for the benefit of all of us as shareholders.


                                        Sincerely,


                                        /s/ TODD L. MCCALLISTER
                                        ----------------------------------------
                                        Todd L. McCallister
                                        Senior Vice President
                                        Eagle Asset Management, Inc.
                                        Portfolio Manager, Mid Cap Growth Fund

                                [GRAPH OMITTED]




                                [GRAPH OMITTED]


* Average annual returns for Heritage Series Trust - Mid Cap Growth Fund Class A, B and C Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $11,319. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                               November 16, 1999
Dear Fellow Shareholders:

     It is our pleasure to update you on the progress and prospects for our portion of the Heritage Series Trust-Small Cap Stock Fund (the "Fund").

     For the twelve months ending October 31, 1999 the Fund's Class A Shares returned 2.61%* versus 14.87% for the Russell 2000 Index, 11.13% for the Standard & Poors Small Cap 600 Index and .72% for the Russell 2000 Value Index.

     The Russell 2000 Index was particularly supported by the presence of several Internet stocks which were included in the Russell 2000 until June 30. These were not small capitalization companies and had valuation characteristics not relevant to the Fund, so the other indices more accurately reflected what happened in the small cap universe during the period.

     The market was quite narrow during this period. Large caps did better than small caps; high growth did better than growth at a reasonable price; growth did better than value.

     Investors like Awad Asset Management that stuck to strict valuation disciplines and investment style were punished. Investors who migrated to Internet and high growth, high price to earnings technology stocks did better. This hurt the Fund's returns relative to the indices, as we stayed true to our value, growth at a reasonable price style.

     Positions in technology in the Fund that had a positive impact were StarTek, Zebra, Periphonics and Comdisco. The Publishing sector also added to the Fund's worth with positions in Houghton Mifflin and CMP Media. StarTek benefitted from being perceived as an Internet fulfillment firm; Zebra's earnings were better than expected, as were Periphonics. Comdisco was recognized as a technology company; CMP Media was taken over; and Houghton Mifflin was recognized as a potential takeover candidate.

     We were hurt by our holdings in the healthcare sector, as LTC Properties, Health Management Systems and Lanvision provided negative returns. LTC was hurt, as it leases facilities to the nursing home industry which is under pressure. Health Management and Lanvision went down from neglect as this sector of the market was ignored.

     Ultimately, the markets will refocus on small cap stocks and on value stocks. As this happens, the Heritage Small Cap Fund should do very well. As we move from a momentum market to a relative value market, funds should flow from the speculative sector to the small cap arena. As this happens, we believe that the Fund should experience better returns.

   We believe the Fund is filled with good growing companies selling at modest valuations.


                                                Sincerely,


                                                /s/ JAMES D. AWAD
                                                --------------------------------
                                                James D. Awad
                                                Chairman
                                                Awad Asset Management, Inc.
                                                Portfolio Manager, Small Cap
                                                Stock Fund

----------
* Calculated without the imposition of front-end sales charges.

                                                              November 15, 1999

Dear Fellow Shareholders:

     For the year ended October 31, 1999, the Heritage Small Cap Fund ("The Fund") Class A Shares advanced 2.61%,* underperforming the Russell 2000, which advanced 14.87%, in the comparable period. Primary factors that influenced Eagle Asset Management's ("Eagle") portion of the Fund's underperformance were underweighting of technology (only about 13% technology weighting for much of the period), not trading out of several big winners which encountered problems in the quarter and a style problem as growth at a reasonable price did not work.

     Eagle's portion of the Fund had about a 13% technology weighting. This proved to be far too low. Best performing small cap funds for the third quarter had about a 45% technology weighting for much of the period. (Worth noting, several of the currently better performing funds stumbled badly in 1997, while we had outstanding performance).

     Two of our poorest performing stocks for the period, Inspire Insurance Solutions and Strayer Education had been big winners. In hindsight, we should have been more aggressive in trading out of winning positions.

     Lastly, as shown in the table below, high price/earnings multiple stocks were favored for the first nine months of the calendar year. While this seems counter-intuitive, the following table indicates that a low price-earnings strategy was ill-fated. The Fund's price-earnings ratio was about 13x.

                                         1/1/99 THROUGH 9/30/99
                                  -------------------------------------
                     QUINTILES         RETURN          PRICE/EARNINGS
                    -----------   ---------------   -------------------
                         1             -6.69%            8.4 - 10.1
                         2             -3.79%           11.6 - 13.2
                         3             -7.19%           14.7 - 17.0
                         4             -4.87%           20.0 - 25.7
                         5           +11.39%            46.0 - 4677.1

Source: Frank Russell Company; Prudential Securities.

     On a positive note, Genesys Telecommunications, World Color Press, ABR Information Systems, Computer Management Associates and Trident were up significantly in the period due to merger announcements. Sykes Enterprises performed well in the period due to a strong third quarter earnings report and progress with its e-commerce bundled solutions. Coherent stock rose reflecting a positive turn in their medical division as well as speculation regarding a future production order from a semiconductor company.

     We have taken certain steps to improve performance. Recently we increased our technology weighting from 13% to over 20%. We are trimming our holdings of financial services. While we still like the group, they had grown too large a portfolio weighting. We are also reducing holdings in several of our economically sensitive positions. In recent weeks performance has improved, largely reflecting these adjustments.

     We believe the portfolio is attractively positioned. As of period-end, the portfolio had a price-to-earnings ratio of roughly 12 times expected year 2000 earnings per share, an anticipated earnings growth rate of 16%, and a return on equity of 14%.

     Going forward I remain optimistic about small cap stocks. Valuations remain compelling both on an absolute and relative basis. Forecasted price/earnings ratios are about 75% of those of large cap stocks.**

----------
 * Calculated without the imposition of front-end sales charges.
** Source: Frank Russell Company, Prudential Securities

     With the exception of technology, I have not seen small cap stocks as attractively priced since the mid-1970s. While timing a recovery can be frustrating, I believe future returns will be outstanding.

   As always, we will endeavor to do our best for our shareholders.

                                         Sincerely,


                                         /s/ BERT BOKSEN
                                         ---------------------------------------
                                         Bert Boksen
                                         Senior Vice President
                                         Eagle Asset Management, Inc.
                                         Portfolio Manager, Small Cap Stock Fund

                                [GRAPH OMITTED]




                                [GRAPH OMITTED]


* Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B
  Shares, and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $8,010. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                [GRAPH OMITTED]



* Average annual returns for Heritage Series Trust - Small Cap Stock Fund Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                              November 16, 1998
Dear Fellow Shareholders:

     "Value" stocks have been down but not out. Over the last several weeks we have witnessed a resurgence in value-oriented stocks. Much of the change is due to new government legislation that appears to be ready for approval. Financial stocks received a big boost from HR 10 which eliminates the legislative barrier between banks, brokers, and insurance companies, thus allowing banks to enter insurance and brokerage activities to a greater extent than heretofore allowed. Most stocks in this group rallied based on the expectation of an acquisition explosion. The emergence of the group is very much appreciated at this time due to the doldrums it has gone through as interest rates ramped this year. Also, health care stocks improved based upon the likelihood that financial relief would be coming from a reinstatement on some Medicare cuts and the curtailing of further reductions in payments. Demographic trends favor stocks in this category due to the aging of America and the increased demands that are expected to take place in this segment over the foreseeable future.

     Furthermore, we expect U.S. corporate profits to significantly increase through the second half of this year and at least the first two quarters of 2000 (albeit off depressed levels in the comparative period). Plus, the global recovery appears to be picking up steam, which bodes well for cyclically depressed industries such as steel, chemicals, metals and mining, and forest products. The valuation gap between growth and value narrowed slightly in the second quarter, but has since widened due to the enormous runup in technology stocks.

     Nevertheless, we are very encouraged with the economy's vibrance as we move into the new millennium and the tremendous strides that domestic companies have made in improving their productivity which, in fact, has kept inflation in check despite higher labor costs and increases in basic material cost. Thus, we expect the growth/value gap to narrow accordingly as the year progresses and to finally witness a sustained improvement in value stocks as a whole and our portfolio in particular, which we think is well positioned for the year ahead.

     The level of relative performance of the Heritage Series Trust Value Equity Fund (the "Fund") has not been up to our standards and we look forward to turning the performance around now that the Fund totally reflects our positions on an ongoing basis. Performance of the Fund's Class A Shares for the fiscal year ended in October showed a gain of only 0.2%* versus the Russell 1000 Value Index that was up about 16.5%. Much of the shortfall in performance occurred earlier in the year and in October, and we have begun to see performance improvement in November, which is reversing the portfolio's negative trend of the past year.

     During the past year the Fund's performance benefited from the market's psychology of anything "technology" is good. Thus, our overall investment in the group did exceptionally well with large gains in Electronic Data Systems, IBM, and Intel. In addition, telecommunication stocks have had an extraordinary run due to the explosion of the Internet and data transmission. BellSouth, SBC Communications, and US West have been beneficiaries of this momentum. However, auto-related stocks such as Dana and Goodyear have hurt the performance and are trading at historically low valuations. Also, financial stocks have been hit hard due to rising interest rates and fierce competition in the marketplace. In particular, Chubb, Hartford Financial, and First Union were negatively affected. Retail stocks such as Albertson's and Kmart have had a tough time, which was generally reflected by most companies in the industry.


----------------
* Calculated without the imposition of front-end sales charges.

     We have completed the transition of the Heritage Value Equity Fund on a reasonably tax effective basis. The re-positioning more fully reflects our philosophy of achieving superior returns with a lower level of risk than the market averages. On an ongoing basis we will do all we can to offer our fellow shareholders the kind of returns that they should expect from us as we move into the next millennium.


Sincerely,                                   Sincerely,



/s/ JEROME D. FISHER                           /s/ RUSSELL S. TOMPKINS
------------------------------------------     ------------------------------------------
Jerome D. Fisher                               Russell S. Tompkins
Managing Partner                               Managing Partner
Director of Equity Research                    Chief Operating Officer
Osprey Partners Investment Management, LLC     Osprey Partners Investment Management, LLC
Portfolio Manager, Value Equity Fund           Portfolio Manager, Value Equity Fund

                                [GRAPH OMITTED]





                                [GRAPH OMITTED]


* Average annual returns for Heritage Series Trust - Value Equity Fund Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a 4% contingent deferred sales load for the complete redemption of Class B Shares, and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $9,279. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Effective May 18, 1999, 100% of the assets of the Value Equity Fund were allocated to Osprey Partners Investment Management, LLC., (See
  Note 4).

                                [GRAPH OMITTED]




* Average annual returns for Heritage Series Trust - Value Equity Fund Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Effective May 18, 1999, 100% of the assets of the Value Equity Fund were allocated to Osprey Partners Investment Management, LLC., (See Note 4).

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS--96.9%(a)
-----------------------
    ADVERTISING/COMMUNICATIONS--7.8%
    --------------------------------
       25,000  Catalina Marketing
                 Corporation.* .....................................  $2,340,625
       30,000  TMP Worldwide Inc.* .................................   1,873,125
                                                                      ----------
                                                                       4,213,750
                                                                      ----------
    BROADCASTING--6.4%
    ------------------
       20,000  Emmis Communications,
                 Class "A"* ........................................   1,442,500
       22,500  Radio Unica* ........................................     644,062
        5,000  Tivo Inc.* ..........................................     214,375
       48,750  World Wrestling Federation
                 Entertainment Inc* ................................   1,176,093
                                                                      ----------
                                                                       3,477,030
                                                                      ----------
    DATA PROCESSING--14.1%
    ----------------------
        35,000  Bsquare Corporation* ................................  1,384,688
        55,000  Data Return Corporation* ............................    828,438
       100,000  Datastream Systems, Inc. ............................  1,025,000
        25,000  Electronic Data Systems
                  Corporation .......................................  1,462,500
         5,000  Lexmark International Group,
                  Inc.,Class "A"* ...................................    390,312
        25,500  Omega Research Inc.* ................................    146,625
        20,000  Tech Data Corporation* ..............................    376,250
       100,000  The 3DO Company* ....................................    750,000
        40,000  Transaction Systems Architects
                  Inc., Class "A" ...................................  1,230,000
                                                                      ----------
                                                                       7,593,813
                                                                      ----------
    EDUCATION--0.9%
    ---------------
        28,000  Strayer Education, Inc. .............................    491,750
                                                                      ----------
    ELECTRONICS/ELECTRIC--14.1%
    ---------------------------
       140,000  Amprex Corporation,
                  Class "A"* ........................................    341,250
        90,000  Artesyn Technologies, Inc.* .........................  1,777,500
        10,000  Chartered Semiconductor,
                  Sponsored ADR* ....................................    331,875
        30,000  Fairchild Semiconductor
                  International Inc., Class "A"*.....................    757,500
        40,800  PSC Inc.* ...........................................    300,900
        35,000  Sawtek, Inc.* .......................................  1,435,000
         7,500  Silicon Image Inc.* .................................    331,406
         5,000  Sycamore Networks Inc.* .............................  1,075,000
        35,000  The DII Group, Inc.* ................................  1,260,000
                                                                      ----------
                                                                       7,610,431
                                                                      ----------
    GRAPHIC ARTS--1.4%
    ------------------
        31,712  Quebecor Printing Inc. ..............................    731,358
                                                                      ----------

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
 COMMON STOCKS (CONTINUED)
 -------------------------
    INTERNET--2.8%
    --------------
         5,000   Akamai Technologies Inc.* ..........................    725,938
        10,000   CareInsite Inc.* ...................................    437,500
        45,000   Firstwave Technologies, Inc.* ......................     98,438
         2,500   Interwoven Inc.* ...................................    195,938
                                                                      ----------
                                                                       1,457,814
                                                                      ----------
    LEISURE/AMUSEMENT--6.3%
    -----------------------
        20,000   Royal Caribbean Cruises, Ltd. ......................  1,061,250
       121,500   Steiner Leisure, Ltd.* .............................  2,300,906
                                                                      ----------
                                                                       3,362,156
                                                                      ----------
    MANUFACTURING/DISTRIBUTIONS--1.4%
    ---------------------------------
        30,000   Meade Instruments Corporation * ....................    765,000
                                                                      ----------
    MEDICAL EQUIPMENT/SUPPLY--6.1%
    ------------------------------
        75,000   Coherent, Inc.* ....................................  1,542,188
        40,000   Lasersight Inc.* ...................................    552,500
        24,062   Medical Manager Corporation* .......................  1,206,107
                                                                      ----------
                                                                       3,300,795
                                                                      ----------
    OFFICE EQUIPMENT--1.2%
    ----------------------
        50,000   Office Depot Inc.* .................................    621,875
                                                                      ----------
    OIL & GAS--2.0%
    ---------------
        70,000   Global Marine Inc.* ................................  1,063,125
                                                                      ----------
    PHARMACEUTICAL--1.5%
    --------------------
        55,500   Collateral Therapeutics, Inc.* .....................    783,938
                                                                      ----------
    RETAIL STORES--7.5%
    -------------------
        15,000   Abercrombie & Fitch Company,
                   Class "A"* .......................................    408,750
        60,000   Hibbett Sporting Goods, Inc.* ......................    956,250
        50,000   Micro Warehouse, Inc.* .............................    606,250
        15,000   Tandy Corporation ..................................    944,062
        50,000   Urban Outfitters Inc.* .............................  1,100,000
                                                                      ----------
                                                                       4,015,312
                                                                      ----------
    SECURITIES--1.6%
    ----------------
        16,000   Dain Ruscher Corporation ...........................    859,000
                                                                      ----------
    SERVICES--7.7%
    --------------
        15,000   Central Parking Corporation ........................    402,188
        60,000   Navigant Consulting
                   Corporation* .....................................  1,713,750
        65,000   Sykes Enterprises, Inc.* ...........................  2,006,875
                                                                      ----------
                                                                       4,122,813
                                                                      ----------
    TELECOMMUNICATIONS--14.1%
    -------------------------
        50,000   Cincinnati Bell Inc. ...............................  1,040,625
       100,000   Ems Technologies Inc.* .............................    956,250
        37,000   Genesys Telecomm Labs Inc.* ........................  1,817,625
        40,000   Paradyne Networks
                   Corporation* .....................................  1,215,000
        25,000   Splitrock Services* ................................    546,875
        22,000   Tellabs, Inc.* .....................................  1,391,500


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    TELECOMMUNICATIONS (CONTINUED)
    ------------------------------
        20,000  Williams Communications
                  Group* ........................................  $    637,500
                                                                   ------------
                                                                      7,605,375
                                                                   ------------
Total Common Stocks
  (cost $47,365,421) ............................................    52,075,335

REPURCHASE AGREEMENT-- 10.1%(a)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
October 29, 1999 @ 5.13% to be repurchased
at $5,416,314 on November 1, 1999,
collateralized by $4,980,000 United States
Treasury Notes, 7.88% due November 15,
2004, (market value $5,543,921 including
interest) (cost $5,414,000) .....................................     5,414,000
                                                                   ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $52,779,421) (b), 107.0%(a)                                  57,489,335
OTHER ASSETS AND LIABILITIES, net, (7.0%)(a) ....................    (3,736,968)
                                                                   ------------
NET ASSETS, 100.0%                                                 $ 53,752,367
                                                                   ============
----------
 * Non income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $4,709,914 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $7,370,189 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,660,275.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS--95.1% (a)
-------------------------
    AUSTRALIA--2.5%
    ---------------
         7,000   Brambles Industries Ltd. ..........................  $  196,858
        38,700   News Corporation Ltd. .............................     279,860
        93,000   North Ltd. ........................................     179,697
        32,000   Tabcorp Holdings Ltd. .............................     202,840
        66,000   Telstra Corporation ...............................     335,737
                                                                      ----------
                                                                       1,194,992
                                                                      ----------
    BRAZIL--0.5%
    ------------
         7,000    Compania Vale Do Rio Doce,
                    Sponsored ADR ..................................     128,100
         8,000   Petrobras, Sponsored ADR ..........................     127,000
                                                                      ----------
                                                                         255,100
                                                                      ----------
    EGYPT--0.3%
    -----------
        10,700   Commercial International Bank,
                   Sponsored GDR ...................................     132,145
                                                                      ----------
    FINLAND--1.8%
    -------------
         7,462   Nokia AB OY .......................................     854,039
                                                                      ----------
    FRANCE--12.6%
    -------------
         1,526   Accor .............................................     343,496
         5,193   AXA-UAP Groupe ....................................     732,489
         4,232   Cap Gemini SA .....................................     641,006
         2,788   Compagnie de Saint Gobain .........................     483,872
         3,716   France Telecom ....................................     359,012
         2,394   Lafarge ...........................................     230,409
         1,827   PSA Peugeot Citroen ...............................     350,716
         2,682   Societe Generale ..................................     583,960
         2,136   Suez Lyonnaise des Eaux ...........................     344,876
         8,566   Total SA, Class "B" ...............................   1,157,856
        10,531   Vivendi ...........................................     798,100
                                                                      ----------
                                                                       6,025,792
                                                                      ----------
    GERMANY--6.5%
    -------------
         9,919   BASF AG ...........................................     446,024
         6,643   Bayerische Hypo-Vereinsbank
                   AG ..............................................     436,016
         1,346   Celanese AG* ......................................      21,235
        12,974   Hoechst AG ........................................     571,114
         5,399   Mannesmann AG .....................................     849,001
         6,386   Metro AG ..........................................     343,244
         4,920   Siemens AG ........................................     441,695
                                                                      ----------
                                                                       3,108,329
                                                                      ----------
    GREECE--0.2%
    ------------
         3,400   Hellenic Telecom OTE ..............................      72,043
                                                                      ----------
    HONG KONG--2.7%
    ---------------
       230,000   China Everbright, Ltd. ............................     164,317
        30,500   Dao Heng Bank Group, Ltd. .........................     138,592
        25,000   Henderson Land Development
                   Company .........................................     113,600
       155,934   Hong Kong Telecom
                   Company, Ltd. ...................................     356,289


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    HONG KONG (CONTINUED)
    ---------------------
         9,500   Hutchison Whampoa, Ltd. ...........................      95,385
        95,000   New World Development, Ltd. .......................     179,764
        53,000   Swire Pacific Ltd., Class "A" .....................     262,663
                                                                       ---------
                                                                       1,310,610
                                                                       ---------
    INDIA--0.6%
    -----------
         6,900   Hindalco Industries, Ltd.,
                 Sponsored GDR .....................................     156,975
         8,033   Indian Opportunities Fund,
                 Ltd. (b) * ........................................     123,467
                                                                       ---------
                                                                         280,442
                                                                       ---------
    IRELAND--0.5%
    -------------
        31,932   Bank of Ireland ...................................     249,221
                                                                       ---------
    ISRAEL--0.2%
    ------------
         1,200   Orbotech Ltd.* ....................................      93,750
                                                                       ---------
    ITALY--3.2%
    -----------
        38,688   San Paolo IMI SPA .................................     501,350
       131,000   Seat Pagine Gialle SPA ............................     186,709
        40,986   Telecom Italia Mobiliere SPA ......................     256,080
        66,355   Telecom Italia SPA ................................     573,021
                                                                       ---------
                                                                       1,517,160
                                                                       ---------
    JAPAN--31.5%
    ------------
        50,000   Asahi Chemical Industry
                 Company, Ltd. .....................................     302,100
         1,700   Benesse Corporation ...............................     363,575
        17,000   Brigestone Corporation ............................     467,920
        21,000   Canon, Inc. .......................................     594,131
         4,000   FamilyMart Company, Ltd. ..........................     278,124
         9,000   Fuji Photo Film Company, Ltd. .....................     289,153
        24,000   Fujitsu Ltd. ......................................     722,739
        56,000   Hitachi, Ltd. .....................................     605,275
        10,000   Honda Motor Company, Ltd. .........................     421,981
         6,000   Ito-Yokado Company, Ltd. ..........................     479,908
        24,000   Kao Corporation ...................................     731,946
        51,000   Kubota Corporation ................................     202,983
         3,000   Mabuchi Motor Company, Ltd. .......................     443,080
        25,000   Marui Company, Ltd. ...............................     472,331
        40,000    Mitsui Marine & Fire Insurance....................     265,081
            65   NTT Mobile Communication ..........................   1,726,767
         4,000   Promise Company, Ltd. .............................     268,534
         3,000   Riso Kagaku Corporation ...........................     129,472
         5,200   Rohm Company, Ltd. ................................   1,166,970
         4,000   Secom Company, Ltd. ...............................     428,887
         5,000   Secom Company, Ltd. (c)* ..........................     532,272
        20,000   Shin-Etsu Chemical
                 Company, Ltd. .....................................     824,782
         7,500   Sony Corporation ..................................   1,169,560
        34,000   Sumitomo Bakelitel
                 Company, Ltd. .....................................     335,533
        11,000   Taisho Pharmaceutical Company .....................     457,850
        45,000   Toppan Printing Company, Ltd. .....................     551,980


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    JAPAN (CONTINUED)
    -----------------
        19,000  Yamanouchi Pharmaceutical ........................   $   861,897
                                                                     -----------
                                                                      15,094,831
                                                                     -----------
    MEXICO--1.7%
    ------------
        15,000  Alpha SA .........................................        57,584
         5,560  Cemex, SA, Class "B"* ............................       125,100
        81,000  Cifra, SA* .......................................       127,416
         5,000  Desc ADS .........................................        79,375
         3,300  Grupo Televisa, SA, Sponsored
                  GDR* ...........................................       140,250
         3,200  Telefonos de Mexico, Sponsored
                  ADR ............................................       273,600
                                                                     -----------
                                                                         803,325
                                                                     -----------
    NETHERLANDS--3.4%
    -----------------
        16,068  Ahold (Kon) NV ...................................       493,513
        10,710  ING Groep NV .....................................       631,759
        14,634  VNU, NV ..........................................       494,878
                                                                     -----------
                                                                       1,620,150
                                                                     -----------
    POLAND--0.2%
    ------------
        18,500  Telekomunikacja Polska,
                  Sponsored GDR ..................................        92,963
                                                                     -----------
    SINGAPORE--2.5%
    ---------------
         9,100  Chartered Semiconductor
                  Manufacturing, Sponsored
                  ADR * ..........................................       302,006
       221,000  Neptune Orient, Ltd.* ............................       320,213
        36,750  Overseas Union Bank ..............................       276,183
        30,000  Singapore Airlines Ltd. ..........................       317,441
                                                                     -----------
                                                                       1,215,843
                                                                     -----------
    SOUTH AFRICA--0.3%
    ------------------
         1,024  Anglo-American Corporation,
                  PLC* ...........................................        54,503
         3,400  Nedcor Investment Bank
                  Holdings* ......................................         1,909
         3,400  Nedcor Ltd. ......................................        66,852
                                                                     -----------
                                                                         123,264
                                                                     -----------
    SOUTH KOREA--0.7%
    -----------------
         7,370  Korea Telecom Corporation
                  ADS* ...........................................       259,793
         4,290  Shinhan Bank GDS* ................................        91,699
                                                                     -----------
                                                                         351,492
                                                                     -----------
    SPAIN--3.4%
    -----------
        23,131  Argentaria SA ....................................       513,370
        49,799  Banco Santander Central Hisp .....................       517,001
        37,694  Telefonica S.A. ..................................       620,101
                                                                     -----------
                                                                       1,650,472
                                                                     -----------

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    SWEDEN--2.4%
    ------------
        17,900    Ericson, Class "B" .............................       744,382
        25,000    Foreningsparbanken, AB,
                  Class "A" ......................................       398,225
                                                                     -----------
                                                                       1,142,607
                                                                     -----------
    SWITZERLAND--2.1%
    -----------------
           570    Clariant AG ....................................       249,419
           270    Holderbank Financiere Glarus ...................       332,474
           287    Novartis AG ....................................       429,286
                                                                       ---------
                                                                       1,011,179
                                                                       ---------
    TAIWAN--0.1%
    ------------
         1,700    Taiwan American Fund (b)* ......................        22,321
                                                                       ---------
    THAILAND--0.3%
    --------------
       400,000    Thai Petrochemical Industry (d)* ...............       165,782
                                                                       ---------
    UK--14.9%
    ---------
        17,500    Allied Zurich, PLC .............................       212,794
         8,000    AstraZeneca PLC ................................       361,767
        40,000    BP Amoco, PLC ..................................       388,452
        15,000    British Sky Broadcasting, PLC ..................       161,691
        13,000    British Telecomunications, PLC .................       235,832
        29,000    Cable & Wireless, PLC ..........................       338,335
        22,000    General Electric Company, PLC ..................       239,496
        22,000    GKN, PLC .......................................       353,912
        11,500    Glaxo Welcome, PLC .............................       339,386
        11,000    Halifax Group, PLC .............................       140,444
        94,000    Hilton Group, PLC ..............................       287,297
        22,000    Land Securities, PLC ...........................       274,020
        61,000    LASMO, PLC .....................................       135,317
        73,000    Legal & General Group PLC ......................       202,721
        28,000    Lloyds TSB Group, PLC ..........................       387,401
        16,000    McKechnie, PLC .................................       101,221
        14,000    National Westminster Bank, PLC .................       316,086
         8,000    Rio Tinto, PLC .................................       136,583
        11,100    Royal Bank of Scotland Group,
                    PLC ..........................................       255,353
        28,000    Scot & Newcastle, PLC ..........................       260,874
        21,000    Scottish Power, PLC ............................       194,275
        38,000    Shell Transport & Trading
                    Company, PLC .................................       290,978
        28,000    SmithKline Beecham, PLC ........................       361,175
        23,991    Smiths Industries, PLC .........................       325,626
        40,000    Stagecoach Holdings, PLC .......................       113,709
        27,642    Unilever, PLC ..................................       256,630
        90,000    Vodafone Group .................................       419,262
         8,892    Wassall, PLC ...................................        40,985
                                                                       ---------
                                                                       7,131,622
                                                                       ---------
Total Common Stocks (cost $36,733,783) ...........................    45,519,474
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO

                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


   PRINCIPAL                                                           MARKET
    AMOUNT                                                             VALUE
    ------                                                         -------------
CONVERTIBLE PREFERRED SHARES--1.5% (a)
--------------------------------------
    JAPAN--1.5%
    -----------
     34,000,000  TB Finance (Cayman) 2.75%
                   10/01/04 (e) ...................................  $   295,914
     36,000,000  Sanwa International Finance
                   (Bermuda) 1.25% 1/8/05 (e)......................      447,108
                                                                     -----------
                                                                         743,022
                                                                     -----------
Total Convertible Preferred Shares
  (cost $506,793) .................................................      743,022
                                                                     -----------
Total Investment Portfolio
  excluding repurchase agreement
  (cost $37,240,576) ..............................................   46,262,496

REPURCHASE AGREEMENT--2.7%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
October 29, 1999 @ 5.13% to be
repurchased at $1,291,552 on
November 1, 1999, collateralized by
$1,275,000 United States Treasury Notes,
6.25% due October 31, 2001,(market value
$1,324,984 including interest)
(cost $1,291,000) .................................................    1,291,000
                                                                     -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $38,531,576)(f), 99.3%(a) .................................   47,553,496
OTHER ASSETS AND LIABILITIES, net, 0.7%(a) ........................      320,770
                                                                     -----------
NET ASSETS, 100.0% ................................................  $47,874,266
                                                                     ===========
----------
 *    Non-income producing security.
(a)   Percentages indicated are based on net assets.
(b) Martin Currie Investment Management Limited is the manager of the Indian Opportunities Fund, Ltd. and the Taiwan American Fund.
(c) Bonus Issue - This bonus issue was converted into 5,000 shares of Secom Company, Ltd. on November 29, 1999.
(d)   Security is deemed illiquid and is fair valued by the Board of Trustees.
(e)   Principal amount is stated in Japanese Yen.
(f) The aggregate indentified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $9,021,920 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $10,912,504 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,890,584.
ADR - American Depository Receipt
ADS - American Depository Shares
GDR - Global Depository Receipt
GDS - Global Depository Shares

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                         MARKET      % OF NET
   INDUSTRY DIVERSIFICATION                               VALUE       ASSETS
   ------------------------                              ------       -------
   Common Stocks
      Aerospace .....................................  $   325,626       0.7%
      Airlines ......................................      317,441       0.7%
      Auto Manufacturers ............................      421,981       0.9%
      Auto Parts and Equipment ......................      353,912       0.7%
      Banking .......................................    4,106,232       8.6%
      Broadcasting ..................................      301,941       0.6%
      Building ......................................    1,285,455       2.7%
      Capital Goods .................................      558,959       1.2%
      Chemicals .....................................    1,628,197       3.3%
      Conglomerates .................................      495,007       1.0%
      Consumer Goods and Services ...................    3,142,913       6.5%
      Cosmetics and Toiletries ......................      731,946       1.5%
      Electronic and Electrical Equipment ...........    4,368,082       9.0%
      Finance .......................................    1,401,643       2.9%
      Food ..........................................    1,028,267       2.1%
      Forest Products ...............................      179,697       0.4%
      Industrials, Diversified ......................    1,215,425       2.5%
      Insurance .....................................    1,577,402       3.3%
      Leisure and Hotels ............................      630,793       1.3%
      Mining ........................................      191,086       0.4%
      Office Equipment ..............................    1,316,870       2.8%
      Oil and Gas ...................................    2,099,603       4.4%
      Pharmaceuticals ...............................    2,828,099       6.0%
      Publishing ....................................      279,860       0.6%
      Real Estate ...................................      453,784       1.0%
      Recreational Products .........................      289,153       0.6%
      Restaurants ...................................      260,874       0.5%
      Retail Stores .................................    1,079,655       2.3%
      Securities ....................................      145,788       0.3%
      Services ......................................    1,344,726       2.8%
      Software ......................................      641,006       1.3%
      Steel and Iron ................................      571,114       1.2%
      Telecommunications ............................    7,309,619      15.5%
      Tires and Rubber ..............................      467,920       1.0%
      Transportation and Storage ....................      832,147       1.7%
      Utilities, Diversified ........................      798,100       1.7%
      Utilities, Electric ...........................      194,275       0.4%
      Utilities, Water ..............................      344,876       0.7%
   Convertible Preferred Shares
      Banking .......................................      295,914       0.6%
      Finance .......................................      447,108       0.9%
   Repurchase Agreement .............................    1,291,000       2.7%
                                                       -----------      ----
   Total Investments ................................  $47,553,496      99.3%
                                                       ===========      ====

--------------------------------------------------------------------------------
                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                GROSS UNREALIZED
       CONTRACT                     IN              DELIVERY      APPRECIATION
      TO DELIVER               EXCHANGE FOR           DATE       (DEPRECIATION)
-----------------------   ----------------------   ----------  -----------------
USD              95,825     EUR           91,349     11/01/99       $     (280)
USD           3,503,000     JPY      386,993,820     11/22/99         (221,192)
JPY         386,993,820     USD        3,676,202     11/22/99           47,990
                                                                    ----------
Net Unrealized Depreciation                                         $ (173,482)
                                                                    ==========
----------
 EUR - Euro    JPY - Japanese Yen     USD - United States Dollar


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS--89.0%(a)
-----------------------
    ADVERTISING/COMMUNICATIONS--3.6%
    --------------------------------
        65,000  Omnicom Group, Inc. ...............................  $ 5,720,000
                                                                     -----------
    BROADCASTING--1.0%
    ------------------
        38,600  AT&T-Liberty Media Group,
                  Class "A"* ......................................    1,531,938
                                                                     -----------
    CONGLOMERATES/DIVERSIFIED--4.7%
    -------------------------------
        54,600  General Electric Company ..........................    7,401,713
                                                                     -----------
    DATA PROCESSING--18.1%
    ----------------------
       120,900  Cisco Systems, Inc.* ..............................    8,946,600
        92,600  Dell Computer Corporation* ........................    3,715,575
        26,000  Epiphany Inc.* ....................................    2,236,000
        35,900  First Data Corporation ............................    1,640,181
        30,000  Intertrust Technologies
                  Corporation* ....................................    1,635,000
        84,600  Microsoft Corporation*. ...........................    7,830,787
        10,700  Oracle Corporation* ...............................      508,918
        19,900  Sun Microsystems, Inc.* ...........................    2,105,668
                                                                     -----------
                                                                      28,618,729
                                                                     -----------
    ELECTRONICS/ELECTRIC--11.7%
    ---------------------------
         8,700  Applied Micro Circuits
                  Corporation* ....................................      676,969
         9,500  Broadcom Corporation,
                  Class "A" .......................................    1,214,219
         3,400  Chartered Semiconductor,
                  Sponsored ADR* ..................................      112,838
        10,500  Conexant Systems, Inc. * ..........................      980,438
        27,150  Intel Corporation .................................    2,102,428
        57,500  LSI Logic Corporation* ............................    3,058,281
        36,100  Microchip Technology Inc.* ........................    2,405,162
        85,700  National Semiconductor
                  Corporation* ....................................    2,565,643
        14,900  RF Micro Devices Inc.* ............................      769,212
        15,300  Solectron Corporation* ............................    1,151,325
         8,900  Sycamore Networks Inc.* ...........................    1,913,500
        17,000  Texas Instruments Inc. ............................    1,525,750
                                                                     -----------
                                                                      18,475,765
                                                                     -----------
    FILMED ENTERTAINMENT--0.6%
    --------------------------
        14,000  Time Warner, Inc. .................................      975,625
                                                                     -----------
    FINANCE--5.1%
    -------------
        21,400  American Express Company ..........................    3,295,600
        42,300  Citigroup, Inc. ...................................    2,289,488
        46,400  Freddie Mac .......................................    2,508,500
                                                                     -----------
                                                                       8,093,588
                                                                     -----------

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    INSURANCE--2.8%
    ---------------
        43,575  American International
                  Group, Inc. .....................................    4,485,502
                                                                     -----------
    INTERNET--5.7%
    --------------
         3,200  Akamai Technologies, Inc.* ........................      464,600
        46,600  America Online, Inc.* .............................    6,043,438
         1,500  Juniper Networks Inc.* ............................      413,437
        11,300  YAHOO! Inc.* ......................................    2,023,406
                                                                     -----------
                                                                       8,944,881
                                                                     -----------
    LEISURE/AMUSEMENT--0.4%
    -----------------------
        10,500  Royal Caribbean Cruises, Ltd.......................      557,156
                                                                     -----------
    MACHINERY--1.5%
    ---------------
        58,200  PRI Automation Inc.* ..............................    2,335,275
                                                                     -----------
    MEDICAL EQUIPMENT/SUPPLY--5.2%
    ------------------------------
        55,900  Guidant Corporation ...............................    2,760,063
        32,500  Johnson & Johnson .................................    3,404,375
        61,600  Medtronic Inc. ....................................    2,132,900
                                                                     -----------
                                                                       8,297,338
                                                                     -----------
    PHARMACEUTICAL--13.1%
    ---------------------
        32,600  American Home Products
                  Corporation .....................................    1,703,350
        76,000  Bristol-Myers Squibb
                  Company .........................................    5,837,750
        38,800  Eli Lilly & Company ...............................    2,672,350
        36,550  Merck & Company, Inc. .............................    2,908,009
       105,500  Pfizer, Inc. ......................................    4,167,250
        69,000  Schering-Plough Corporation .......................    3,415,500
                                                                     -----------
                                                                      20,704,209
                                                                     -----------
    RETAIL STORES-8.9%
    ------------------
        11,000  Costco Wholesale Corporation*......................      883,438
        63,100  Home Depot, Inc. ..................................    4,764,050
        32,000  Kohl's Corporation* ...............................    2,394,000
       107,500  Wal-Mart Stores, Inc. .............................    6,093,906
                                                                     -----------
                                                                      14,135,394
                                                                     -----------
    TELECOMMUNICATIONS-5.7%
    -----------------------
        94,300  Aspect Telecommunications
                  Corporation*. ...................................    2,375,182
        65,000  Cincinnati Bell Inc. ..............................    1,352,813
        11,900  Lucent Technologies Inc. ..........................      764,575
        37,200  MCI WorldCom, Inc.* ...............................    3,192,225
        38,500  Qwest Communications
                  International* ..................................    1,386,000
                                                                     -----------
                                                                       9,070,795
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    UTILITIES-GAS--1.1%
    -------------------
        42,400   Enron Corporation ..............................   $  1,693,350
                                                                    ------------
Total Common Stocks
  (cost $91,980,085).............................................    141,041,258
                                                                    ------------

REPURCHASE AGREEMENT -- 11.1%(a)
--------------------------------
Repurchase Agreement with State
Street Bank and Trust Company,
dated October 29, 1999 @ 5.13%
to be repurchased at $17,655,545 on
November 1, 1999, collateralized by
$18,005,000 United States Treasury Notes,
5.63% due September 30, 2001,
(market value $18,020,542 including interest)
(cost $17,648,000) ..............................................     17,648,000
                                                                    ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $109,628,085)(b), 100.2%(a)..............................    158,689,258
OTHER ASSETS AND LIABILITIES, net, (0.2%)(a) ....................      (270,851)
                                                                    ------------
NET ASSETS, 100.0% ..............................................   $158,418,407
                                                                    ============
----------
 *    Non-income producing security.
(a)   Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $49,061,173, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $49,150,469 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $89,296.
ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS -- 94.8% (a)
--------------------------
    ADVERTISING/COMMUNICATIONS -- 9.6%
    ----------------------------------
         8,000   Catalina Marketing Corporation * .................   $  749,000
        31,000   Harte-Hanks Communications,
                   Inc. ...........................................      614,188
        12,000   Lamar Advertising Company * ......................      648,000
         7,200   TMP Worldwide Inc. * .............................      449,550
                                                                      ----------
                                                                       2,460,738
                                                                      ----------
    AEROSPACE -- 1.9%
    -----------------
         8,000   Alliant Techsystems, Inc. * ......................      492,000
                                                                      ----------
    BANKING -- 1.2%
    ---------------
        15,000   Golden State Bancorp .............................      313,125
                                                                      ----------
    BROADCASTING -- 14.1%
    ---------------------
         7,100   Adelphia Communications,
                   Class "A" * ....................................      387,838
        12,000   Emmis Communications,
                   Class "A" * ....................................      865,500
        20,700   Insight Communications Inc. * ....................      489,038
        10,000   Pegasus Communications
                   Corporation * ..................................      442,500
         5,200   Radio Unica * ....................................      148,850
        24,500   Saga Communications Inc.,
                   Class "A" * ....................................      591,062
         5,000   Spanish Broadcasting System,
                   Class "A" * ....................................      133,125
        12,600   Westwood One, Inc. * .............................      581,175
                                                                      ----------
                                                                       3,639,088
                                                                      ----------
    CHEMICALS -- 1.5%
    -----------------
         9,000   Minerals Technologies, Inc. ......................      388,125
                                                                      ----------
    DATA PROCESSING -- 11.0%
    ------------------------
         8,400   CSG Systems International, Inc. * ................      288,225
         8,500   Electronic Arts Inc. * ...........................      686,906
        18,000   National Computer Systems Inc. ...................      680,625
        13,400   Synopsys, Inc. * .................................      834,987
         6,400   Zebra Technologies Corporation,
                   Class "A" * ....................................      348,000
                                                                      ----------
                                                                       2,838,743
                                                                      ----------
    EDUCATION -- 1.1%
    -----------------
        13,500   Devry Inc. * .....................................      284,344
                                                                      ----------
    ELECTRONICS/ELECTRIC -- 8.4%
    ----------------------------
        20,000   Fairchild Semiconductor
                   International Inc., Class "A" * ................      505,000
        10,000   LSI Logic Corporation * ..........................      531,875
         8,000   Sanmina Corporation * ............................      720,500
        11,300   The DII Group, Inc. * ............................      406,800
                                                                      ----------
                                                                       2,164,175
                                                                      ----------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    FINANCE -- 6.2%
    ---------------
        41,500   Federated Investors, Inc. ........................      715,875
        17,000   Radian Group Inc. ................................      897,812
                                                                      ----------
                                                                       1,613,687
                                                                      ----------
    HEALTH CARE CENTERS -- 1.9%
    ---------------------------
        10,500   Lincare Holdings, Inc. * .........................      295,313
        12,400   Stericycle Inc. * ................................      193,750
                                                                      ----------
                                                                         489,063
                                                                      ----------
    INSURANCE -- 4.0%
    -----------------
        17,200   Protective Life Corporation ......................      622,425
        16,500   Stancorp Financial Group .........................      418,687
                                                                      ----------
                                                                       1,041,112
                                                                      ----------
    LEISURE/AMUSEMENT -- 2.8%
    -------------------------
        25,000   Harrah's Entertainment, Inc. *....................      723,438
                                                                      ----------
    MACHINERY -- 5.6%
    -----------------
        12,200   Kulicke & Soffa Industries * .....................      359,138
         4,000   Novellus Systems Inc. * ..........................      310,000
        33,000   Sybron International
                   Corporation * ..................................      785,812
                                                                      ----------
                                                                       1,454,950
                                                                      ----------
    MANUFACTURING/DISTRIBUTIONS -- 2.1%
    -----------------------------------
        20,000   Aptargroup Inc. ..................................      537,500
                                                                      ----------
    MEDICAL EQUIPMENT/SUPPLY -- 5.4%
    --------------------------------
        25,000   Novoste Corporation * ............................      429,688
         6,000   Patterson Dental Company * .......................      270,375
        33,000   Varian Medical Systems Inc. ......................      695,062
                                                                      ----------
                                                                       1,395,125
                                                                      ----------
    OIL & GAS -- 2.8%
    -----------------
        16,000   Newfield Exploration
                   Company * ......................................      471,000
        17,800   Petroleum Geo-Services,
                   Sponsored ADR * ................................      260,325
                                                                      ----------
                                                                         731,325
                                                                      ----------
    PUBLISHING -- 6.1%
    ------------------
        17,000   IDG Books Worldwide Inc. * .......................      303,875
        30,000   John Wiley & Sons, Inc.,
                   Class "A" ......................................      506,250
        18,000   Valassis Communications, Inc. ....................      774,000
                                                                      ----------
                                                                       1,584,125
                                                                      ----------
    RETAIL STORES -- 2.1%
    ---------------------
        18,000   BJ's Wholesale Club, Inc. * ......................      554,625
                                                                      ----------
    SERVICES -- 2.7%
    ----------------
        18,750   Iron Mountain, Inc. * ............................      567,188
         4,000   Jupiter Communications Inc * .....................      137,500
                                                                      ----------
                                                                         704,688
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    TELECOMMUNICATIONS -- 4.3%
    --------------------------
        24,150   Price Communications
                   Corporation * .................................   $   525,262
         5,000   Telephone & Data Systems, Inc. ..................       576,250
                                                                     -----------
                                                                       1,101,512
                                                                     -----------
Total Common Stocks (cost $21,105,526) ...........................    24,511,488
                                                                     -----------

REPURCHASE AGREEMENT -- 1.0%(a)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
October 29, 1999 @ 5.13% to be
repurchased at $268,115 on
November 1, 1999, collateralized by
$265,000 United States Treasury Notes,
6.25% due October 31, 2001, (market value
$275,262 including interest)
(cost $268,000) ..................................................       268,000
                                                                     -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $21,373,526)(b), 95.8%(a) ................................    24,779,488
OTHER ASSETS AND LIABILITIES, net, 4.2%(a) .......................     1,089,272
                                                                     -----------
NET ASSETS, 100.0% ...............................................   $25,868,760
                                                                     ===========
----------
 *    Non-income producing security.
(a)   Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $3,405,962 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $4,062,787 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $656,825.
ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS -- 96.8% (a)
--------------------------
    ADVERTISING/COMMUNICATIONS -- 0.7%
    ----------------------------------
        15,000   Catalina Marketing
            Corporation* .........................................   $ 1,404,375
                                                                     -----------
    ARM/AMMUNITION -- 0.6%
    ----------------------
        60,000   North Fork Bancorporation .......................     1,241,250
                                                                     -----------
    BANKING -- 5.2%
    ---------------
        95,900   Capital Crossing Bank* ..........................     1,420,519
       125,000   Commercial Federal
                   Corporation ...................................     2,453,125
       196,000   Doral Financial Corporation .....................     2,511,250
        52,500     Independence Community Bank
                   Corporation ...................................       626,719
       100,000   ITLA Capital Corporation* .......................     1,512,500
        37,500   Pacific Crest Capital, Inc. .....................       567,188
        55,000   Staten Island Bancorp, Inc. .....................     1,065,625
                                                                     -----------
                                                                      10,156,926
                                                                     -----------
    BROADCASTING -- 0.9%
    --------------------
        68,750   World Wrestling Federation
                   Entertainment Inc* ............................     1,658,593
                                                                     -----------
    COSMETICS/TOILETRIES/DRUGS -- 0.7%
    ----------------------------------
       174,500   NBTY, Inc.* .....................................     1,406,906
                                                                     -----------
    DATA PROCESSING -- 15.7%
    ------------------------
        40,000   Ancor Communications Inc.* ......................     1,267,500
        85,000   Barra Inc.* .....................................     1,877,969
        55,000   Bell & Howell Company* ..........................     1,546,875
        35,000   Bsquare Corporation* ............................     1,384,688
        50,000   CACI International Inc.,
                   Class "A"* ....................................     1,071,875
       133,500   Comdisco, Inc. ..................................     2,695,031
        55,000   Data Return Corporation* ........................       828,438
       100,000   Datastream Systems, Inc.* .......................     1,025,000
       173,962   Eclipsys Corporation* ...........................     2,761,647
       207,500   Health Management Systems,
                   Inc.* .........................................       894,844
       216,800   LanVision Systems, Inc.* ........................       162,600
       149,875   Printronix, Inc.* ...............................     3,072,438
        65,000   Research In Motion Ltd.* ........................     1,998,750
        79,000   Silicon Storage Technology Inc.* ................     1,347,937
        85,000   Sterling Software, Inc.* ........................     1,864,687
        50,000   Transaction Systems Architects
                   Inc., Class "A"* ..............................     1,537,500
        97,500   Zebra Technologies
                   Corporation, Class "B"* .......................     5,301,562
                                                                     -----------
                                                                      30,639,341
                                                                     -----------
    EDUCATION -- 2.3%
    -----------------
       116,250    New Horizons Worldwide, Inc.* ..................     1,598,438
       165,000   Strayer Education, Inc. .........................     2,897,812
                                                                     -----------
                                                                       4,496,250
                                                                     -----------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    ELECTRONICS/ELECTRIC -- 3.3%
    ----------------------------
       270,000   Artesyn Technologies, Inc.* .....................     5,332,500
        25,000   C-Cube Microsystems Inc.* .......................     1,112,500
                                                                     -----------
                                                                       6,445,000
                                                                     -----------
    FINANCE -- 3.4%
    ---------------
       260,000   Cash America
                   International, Inc. ...........................     2,453,750
        98,000   Investors Financial Services
                   Corporation ...................................     3,626,000
        10,000   Kansas City Southern
                   Industries, Inc. ..............................       474,375
        27,500   Resource America, Inc. ..........................       199,375
                                                                     -----------
                                                                       6,753,500
                                                                     -----------
    FOOD -- 3.7%
    ------------
        70,000   Corn Products International,
                   Inc. ..........................................     2,279,375
       125,000   Del Monte Foods Company* ........................     1,742,188
       104,000   J. M. Smucker Company,
                   Class "B"* ....................................     1,748,500
        60,000   Smithfield Foods, Inc.* .........................     1,365,000
                                                                     -----------
                                                                       7,135,063
                                                                     -----------
    GRAPHIC ARTS -- 2.4%
    --------------------
       202,960   Quebecor Printing Inc. ..........................     4,680,765
                                                                     -----------
    HEALTH CARE CENTERS -- 0.7%
    ---------------------------
       119,750   Bergen Brunswig Corporation,
                   Class "A" .....................................       853,219
        80,000   Horizon Health Corporation* .....................       435,000
                                                                     -----------
                                                                       1,288,219
                                                                     -----------
    HOTELS/MOTELS/INNS -- 0.8%
    --------------------------
       100,000   Cavanaughs Hospitality
                   Corporation* ..................................       756,250
       150,000   Lodgian, Inc.* ..................................       721,875
                                                                     -----------
                                                                       1,478,125
                                                                     -----------
    HOUSEHOLD PRODUCTS -- 0.3%
    --------------------------
        50,000   Windmere-Durable Holdings .......................       650,000
                                                                     -----------
    INSURANCE -- 3.1%
    -----------------
        94,375   Annuity And Life Re
                   (Holdings), Ltd. ..............................     2,217,812
        75,000   Fremont General Corp. ...........................       646,875
       210,000   INSpire Insurance Solutions,
                   Inc.* .........................................     1,338,750
       105,000    Presidential Life Corporation...................     1,929,375
                                                                     -----------
                                                                       6,132,812
                                                                     -----------
    LEATHER/SHOES -- 2.9%
    ---------------------
       310,000   Genesco Inc.* ...................................     4,107,500
       150,000   Shoe Carnival, Inc.* ............................     1,593,750
                                                                     -----------
                                                                       5,701,250
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST- SMALL CAP STOCK FUND
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    LEISURE/AMUSEMENT -- 2.0%
    -------------------------
        60,000   Action Performance Companies,
                   Inc.* .........................................   $ 1,220,625
        35,000   International Speedway
                   Corporation, Class "A" ........................     1,806,875
        46,000   Steiner Leisure, Ltd.* ..........................       871,125
                                                                     -----------
                                                                       3,898,625
                                                                     -----------
    MANUFACTURING/DISTRIBUTIONS -- 3.4%
    -----------------------------------
       100,000   Gentex Corporation* .............................     1,718,750
       130,000   Hughes Supply, Inc. .............................     2,819,375
       150,000   Mail-Well, Inc.* ................................     2,006,250
                                                                     -----------
                                                                       6,544,375
                                                                     -----------
    MEDICAL EQUIPMENT/SUPPLY -- 6.8%
    --------------------------------
       123,456   Angiosonics, Inc.(b)* ...........................        87,160
        47,000   Beckman Coulter Inc. ............................     2,162,000
       200,000   Coherent, Inc.* .................................     4,112,500
       140,733   Cooper Companies, Inc. ..........................     3,518,325
        50,000   Covance Inc.* ...................................       484,375
        31,250   Medical Manager Corporation* ....................    1,566,406
       233,000   Somanetics Corporation* .........................       349,500
        44,444   SurVivaLink Corporation(b)* .....................        26,666
       148,900   Thermo Cardiosystems, Inc.* .....................       939,931
                                                                     -----------
                                                                      13,246,863
                                                                     -----------
    OFFICE EQUIPMENT -- 1.1%
    ------------------------
       150,000   Global Imaging Systems, Inc.* ...................     2,071,875
                                                                     -----------
    OIL & GAS -- 1.0%
    -----------------
        86,400   Chieftain International, Inc.*...................     1,652,400
        50,000   Horizon Offshore, Inc.* .........................       312,500
                                                                     -----------
                                                                       1,964,900
                                                                     -----------
    PHARMACEUTICAL -- 2.6%
    ----------------------
       110,000   Collateral Therapeutics, Inc.*...................     1,553,750
        88,500   Emisphere Technologies Inc.* ....................     1,106,250
       350,000   Vion Pharmaceuticals Inc.* ......................     2,362,500
                                                                     -----------
                                                                       5,022,500
                                                                     -----------
    POLLUTION CONTROL -- 1.4%
    -------------------------
       180,000   IMCO Recycling, Inc. ............................     2,632,500
                                                                     -----------
    PUBLISHING -- 4.1%
    ------------------
        40,000   Houghton Mifflin Company ........................     1,695,000
       215,200   John Wiley & Sons, Inc.,
                   Class "A"* ....................................     3,631,500
       147,000   Penton Media Inc. ...............................     2,719,500
                                                                     -----------
                                                                       8,046,000
                                                                     -----------
    REAL ESTATE INVESTMENT TRUST -- 1.8%
    ------------------------------------
       159,400   LTC Properties, Inc. ............................     1,693,625


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    REAL ESTATE INVESTMENT TRUST (CONTINUED)
    ----------------------------------------
       110,000   Meristar Hospitality
                   Corporation ...................................     1,766,875
                                                                     -----------
                                                                       3,460,500
                                                                     -----------
    REAL ESTATE/LAND DEVELOPMENT -- 1.5%
    ------------------------------------
       152,300   LNR Property Corporation ........................     2,950,813
                                                                     -----------
    RETAIL STORES -- 2.8%
    ---------------------
       130,000   Bradlees Inc. ...................................     1,462,500
       200,000   Charming Shoppes ................................       993,750
       100,000   Claire's Stores Inc. ............................     1,762,500
        65,000   Micro Warehouse, Inc.* ..........................       788,125
       102,500   U.S. Vision, Inc.* ..............................       371,562
                                                                     -----------
                                                                       5,378,437
                                                                     -----------
    SECURITIES -- 7.0%
    ------------------
        85,000   Advest Group, Inc. ..............................     1,641,563
       100,000   Dain Rauscher Corporation .......................     5,368,750
       119,999   Legg Mason, Inc. ................................     4,364,964
        94,350   Southwest Securities Group, Inc. ................     2,246,709
                                                                     -----------
                                                                      13,621,986
                                                                     -----------
    SERVICES -- 10.3%
    -----------------
        95,200   Burns International Services
                   Corporation* ..................................       957,950
       102,500   Cunningham Graphics
                   International, Inc.* ..........................     1,101,875
       120,000   Interim Services, Inc.* .........................     1,972,500
        55,000   Iron Mountain, Inc.* ............................     1,663,750
       127,000   MPW Industrial Services
                   Group, Inc.* ..................................     1,016,000
        70,000   Navigant Consulting
                   Corporation* ..................................     1,999,375
       178,500   RCM Technologies, Inc.* .........................     2,063,906
        84,000   StarTek, Inc.* ..................................     3,811,500
       130,000   Sykes Enterprises, Inc.* ........................     4,013,750
       195,000   Telespectrum Worldwide Inc.* ....................       804,375
        54,500   Teletech Holdings Inc.* .........................       773,218
                                                                     -----------
                                                                      20,178,199
                                                                     -----------
    TELECOMMUNICATIONS -- 4.3%
    --------------------------
        90,000   American Tower Corporation,
                   Class "A" .....................................     1,715,625
        50,000   Comdial Corporation* ............................       371,875
        40,000   Ems Technologies Inc* ...........................       382,500
        40,500   Genesys Telecomm Labs Inc.* .....................     1,989,563
        50,000   InterVoice-Brite Inc.* ..........................       618,750
        50,000   Paradyne Networks Corporation* ..................     1,518,750
        70,000   Splitrock Services* .............................     1,531,250
       100,000   Trex Communications, Inc.(b)* ...................       400,000
                                                                     -----------
                                                                       8,528,313
                                                                     -----------
Total Common Stocks (cost $182,692,042) ..........................   188,814,269
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST- SMALL CAP STOCK FUND
                             INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


  PRINCIPAL                                                            MARKET
    AMOUNT                                                             VALUE
    ------                                                         -------------
CONVERTIBLE BONDS -- 0.4% (a)
-----------------------------
    DATA PROCESSING -- 0.1%
    -----------------------
      $100,000   Proscape Technologies, Inc.,
                   6.5%, Series "B" Subordinated
                   Convertible Debentures due
                   11/18/01 (b) .................................  $    100,000
                                                                   ------------
    MEDICAL EQUIPMENT/SUPPLY -- 0.3%
    --------------------------------
     1,000,000   Angeion Corporation, 7.5%, due
                   04/15/03 .....................................       550,000
                                                                   ------------
Total Convertible Bonds
  (cost $1,100,000)..............................................       650,000
                                                                   ------------
Total Investment Portfolio excluding
  repurchase agreement (cost $183,792,042) ......................   189,464,261
                                                                   ------------

REPURCHASE AGREEMENT -- 3.8%(a)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
October 29, 1999 @ 5.13% to be
repurchased at $7,369,149 on
November 1, 1999, collateralized by
$7,515,000 United States Treasury Bonds,
5.63% due September 30, 2001, (market value
$7,521,487 including interest)
(cost $7,366,000)................................................     7,366,000
                                                                   ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $191,158,042)(c), 101.0%(a) .............................   196,830,261
OTHER ASSETS AND LIABILITIES, net, (1.0%)(a) ....................    (1,865,893)
                                                                   ------------
NET ASSETS, 100.0% ..............................................  $194,964,368
                                                                   ============
----------
 *  Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) Private placement securities are fair valued by the Board of Trustees.
(c) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $5,672,219 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $33,396,883 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $27,724,664.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1999
--------------------------------------------------------------------------------


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCK -- 97.7% (a)
-------------------------
    AUTO PARTS/EQUIPMENT -- 5.6%
    ----------------------------
        12,000  Dana Corporation ..................................   $  354,750
        10,000  Goodyear Tire & Rubber
                  Company .........................................      413,125
        18,000  TRW Inc ...........................................      771,750
                                                                      ----------
                                                                       1,539,625
                                                                      ----------
    BANKING -- 9.7%
    ---------------
        11,000  Bank of New York
                  Company, Inc. ...................................      460,625
        10,500  First Union Corporation ...........................      448,219
        22,000  National City Corporation .........................      649,000
        16,000  Regions Financial Corporation .....................      481,000
        14,000  Union Planters Corporation ........................      623,000
                                                                      ----------
                                                                       2,661,844
                                                                      ----------
    CHEMICALS -- 8.4%
    -----------------
        15,000  Air Products & Chemicals Inc. .....................      412,500
         8,400  E.I. du Pont de Nemours &
                  Company .........................................      541,275
        46,300  Millennium Chemicals Inc. .........................      856,550
        13,000  Rohm & Haas Company ...............................      497,250
                                                                      ----------
                                                                       2,307,575
                                                                      ----------
    COSMETICS/TOILETRIES -- 2.6%
    ----------------------------
        11,500  Kimberly-Clark Corporation ........................      725,937
                                                                      ----------
    DATA PROCESSING -- 5.7%
    -----------------------
        15,000  3Com Corporation * ................................      435,000
         6,000  Electronic Data Systems
                  Corporation .....................................      351,000
         8,000  International Business Machines
                  Corporation .....................................      787,000
                                                                      ----------
                                                                       1,573,000
                                                                      ----------
    ELECTRONICS -- 2.6%
    -------------------
        33,000  Arrow Electronics Inc. ............................      719,813
                                                                      ----------
    ELECTRONICS/ELECTRIC -- 2.0%
    ----------------------------
         7,000  Intel Corporation .................................      542,063
                                                                      ----------
    FOOD -- 7.8%
    ------------
        13,300  Albertson's Inc. ..................................      482,956
        23,000  ConAgra, Inc. .....................................      599,438
        27,600  Interstate Bakeries ...............................      558,900
        27,000  Universal Foods Corporation .......................      516,375
                                                                      ----------
                                                                       2,157,669
                                                                      ----------
    HEALTH CARE CENTERS -- 3.3%
    ---------------------------
        20,000  Manor Care Inc. * .................................      315,000
        30,000  Tenet Healthcare Corporation * ....................      583,125
                                                                      ----------
                                                                         898,125
                                                                      ----------
    INSURANCE -- 6.6%
    -----------------
         9,000  Chubb Corporation .................................      493,875

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                         -------------
COMMON STOCKS (CONTINUED)
-------------------------
    INSURANCE (CONTINUED)
    ---------------------
        30,000  Everest Reinsurance Holdings ......................      772,500
        10,500  Hartford Financial Services .......................      544,031
                                                                      ----------
                                                                       1,810,406
                                                                      ----------
    MACHINERY -- 1.8%
    -----------------
        14,000  Deere & Company ...................................      507,500
                                                                      ----------
    MANUFACTURING/DISTRIBUTIONS -- 4.8%
    -----------------------------------
        12,000  Parker Hannifin Corporation .......................      549,750
        35,000  Sherwin-Williams Company ..........................      783,125
                                                                      ----------
                                                                       1,332,875
                                                                      ----------
    MINING/DIVERSIFIED -- 2.2%
    --------------------------
        10,000  Alcoa Inc. ........................................      607,500
                                                                      ----------
    OIL & GAS -- 12.6%
    ------------------
        18,000  Baker Hughes Inc. .................................      502,875
        22,340  Conoco Inc., Class "B" ............................      605,973
        25,000  EL Paso Energy Corporation ........................    1,025,000
        10,000  Exxon Corporation .................................      740,625
        10,000  Royal Dutch Petroleum
                  Company, NY Shares,
                  Sponsored ADR * .................................      599,375
                                                                      ----------
                                                                       3,473,848
                                                                      ----------
    PHARMACEUTICAL -- 2.2%
    ----------------------
        13,800  Cardinal Health, Inc. .............................      595,125
                                                                      ----------
    RAILROADS -- 2.2%
    -----------------
        19,000  Burlington Northern Santa Fe
                  Corporation .....................................      605,625
                                                                      ----------
    RETAIL STORES -- 1.5%
    ---------------------
        40,200  K Mart Corporation ................................      404,512
                                                                      ----------
    TELECOMMUNICATIONS -- 10.3%
    ---------------------------
        14,000  BellSouth Corporation .............................      630,000
        15,000  Cable & Wireless Plc, Sponsored
                  ADR * ...........................................      525,000
        15,000  SBC Communications, Inc. ..........................      764,062
        15,000  US West Inc. ......................................      915,937
                                                                      ----------
                                                                       2,834,999
                                                                      ----------
    TRANSPORTATION -- 2.0%
    ----------------------
        17,000  CNF Transportation Inc. ...........................      562,063
                                                                      ----------
    UTILITIES-ELECTRIC -- 3.8%
    --------------------------
        10,000  FPL Group, Inc. ...................................      503,125
        14,400  Texas Utilities Company ...........................      558,000
                                                                      ----------
                                                                       1,061,125
                                                                      ----------
Total Common Stocks
 (cost $27,533,530) ...............................................   26,921,229
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                             INVESTMENT PORTFOLIO
                                OCTOBER 31, 1999
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                                      MARKET
                                                                       VALUE
                                                                   -------------
REPURCHASE AGREEMENT--1.2% (a)
Repurchase Agreement with State Street
Bank and Trust Company, dated
October 29, 1999 @ 5.13% to be
repurchased at $342,146 on
November 1, 1999, collateralized by
$340,000 United States Treasury Notes,
6.50% due May 31, 2001 (market value
$352,730 including interest)
(cost $342,000) ...............................................      $   342,000
                                                                     -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $27,875,530)(b). 98.9%(a) .............................       27,263,229
                                                                         298,910
                                                                     -----------
OTHER ASSETS AND LIABILITIES, net, 1.1% (a) ...................      $27,562,139
                                                                     ===========
----------
 *    Non-income producing security.
(a)   Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $612,301 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $2,182,102 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,794,403.
ADR - American Depository Receipt


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                   EAGLE
                                                             AGGRESSIVE        INTERNATIONAL        GROWTH
                                                               GROWTH             EQUITY            EQUITY
                                                                FUND             PORTFOLIO            FUND
                                                            -------------      -------------      -------------
ASSETS
------
Investments, at market value (identified cost
  $47,365,421, $37,240,576, $91,980,085, $21,105,526,
  $183,792,042 and $27,533,530, respectively) (Note 1)      $  52,075,335      $  46,262,496      $ 141,041,258
Repurchase agreement, at market value (identified cost
  $5,414,000, $1,291,000, $17,648,000, $268,000,
  $7,366,000 and $342,000, respectively) (Note 1) ....          5,414,000          1,291,000         17,648,000
Cash .................................................                 49             10,760                967
Receivables:
  Investments sold ...................................          1,553,324          7,655,613          4,789,210
  Fund shares sold ...................................            221,630            517,511            646,143
  Dividends and interest .............................              2,314             46,972             44,742
  Foreign taxes recoverable ..........................                 --             36,692                 --
Deferred organization expenses (Note 1) ..............                 --              5,200              5,666
Deferred state qualification expenses (Note 1) .......             20,681              7,834             14,886
Prepaid insurance ....................................                 --              1,328              1,518
                                                            -------------      -------------      -------------
     Total assets ....................................      $  59,287,333      $  55,835,406      $ 164,192,390
                                                            -------------      -------------      -------------
LIABILITIES
-----------
Payables (Note 4):
  Investments purchased ..............................      $   5,241,287      $   7,464,352      $   5,323,796
  Fund shares redeemed ...............................            105,491            128,567            183,235
  Accrued management fee .............................            106,134             86,796             93,018
  Accrued distribution fee ...........................             25,862             34,435             84,501
  Other accrued expenses .............................             56,192             73,508             89,433
  Unrealized depreciation of forward currency
    contracts ........................................                 --            173,482                 --
                                                            -------------      -------------      -------------
     Total liabilities ...............................      $   5,534,966      $   7,961,140      $   5,773,983
                                                            -------------      -------------      -------------
Net assets, at market value ..........................      $  53,752,367      $  47,874,266      $ 158,418,407
                                                            =============      =============      =============
NET ASSETS
----------
Net assets consist of:
  Paid-in capital (Note 5) ...........................      $  43,188,096      $  32,464,483      $  89,185,890
  Undistributed net investment income (loss)
    (Notes 1 and 5) ..................................                 --             78,478                 --
  Accumulated net realized gain (loss) (Notes 1 and 5)          5,854,357          6,487,318         20,171,344
  Net unrealized appreciation (depreciation) on
    investments and other assets and liabilities
    denominated in foreign currencies ................          4,709,914          8,843,987         49,061,173
                                                            -------------      -------------      -------------
Net assets, at market value ..........................      $  53,752,367      $  47,874,266      $ 158,418,407
                                                            =============      =============      =============
Net assets, at market value
  Class A Shares .....................................      $  27,402,212      $   7,910,457      $  67,171,735
  Class B Shares .....................................         10,416,222            458,757         16,216,202
  Class C Shares .....................................         15,933,933          7,300,063         75,030,470
  Eagle Shares .......................................                 --         32,204,989                 --
                                                            -------------      -------------      -------------
     Total ...........................................      $  53,752,367      $  47,874,266      $ 158,418,407
                                                            =============      =============      =============
Shares of beneficial interest outstanding
  Class A Shares .....................................          1,317,722            250,659          1,546,474
  Class B Shares .....................................            505,461             14,881            384,547
  Class C Shares .....................................            773,291            236,759          1,779,961
  Eagle Shares .......................................                 --          1,037,481                 --
                                                            -------------      -------------      -------------
  Total ..............................................          2,596,474          1,539,780          3,710,982
                                                            =============      =============      =============
Net Asset Value -- offering and redemption price per
  share (Notes 1 and 2)
    Class A Shares ...................................      $       20.80      $       31.56      $       43.44
                                                            =============      =============      =============
  Maximum offering price per share (100/95.25 of
    $20.80, $31.56, $43.44, $16.56, $23.21 and $18.33)      $       21.83      $       33.13      $       45.60
                                                            =============      =============      =============
  Class B Shares .....................................      $       20.61      $       30.83      $       42.17
                                                            =============      =============      =============
  Class C Shares .....................................      $       20.61      $       30.83      $       42.15
                                                            =============      =============      =============
  Eagle Shares                                                                 $       31.04
                                                                               =============
                                                              MID CAP           SMALL CAP             VALUE
                                                               GROWTH             STOCK               EQUITY
                                                                FUND               FUND                FUND
                                                            -------------      -------------       -------------
ASSETS
------
Investments, at market value (identified cost
  $47,365,421, $37,240,576, $91,980,085, $21,105,526,
  $183,792,042 and $27,533,530, respectively) (Note 1)      $  24,511,488      $ 189,464,261       $  26,921,229
Repurchase agreement, at market value (identified cost
  $5,414,000, $1,291,000, $17,648,000, $268,000,
  $7,366,000 and $342,000, respectively) (Note 1) ....            268,000          7,366,000             342,000
Cash .................................................                718                373                  66
Receivables:
  Investments sold ...................................          1,760,447          3,251,587             766,322
  Fund shares sold ...................................             20,707             80,988             111,166
  Dividends and interest .............................              2,858             45,935              47,154
  Foreign taxes recoverable ..........................                 --                 --                  --
Deferred organization expenses (Note 1) ..............             15,509                 --               1,767
Deferred state qualification expenses (Note 1) .......             16,940              9,326              10,674
Prepaid insurance ....................................                948              2,845               1,328
                                                            -------------      -------------       -------------
     Total assets ....................................      $  26,597,615      $ 200,221,315       $  28,201,706
                                                            -------------      -------------       -------------
LIABILITIES
-----------
Payables (Note 4):
  Investments purchased ..............................      $     500,263      $   3,123,100       $     531,958
  Fund shares redeemed ...............................            122,683          1,764,524              23,185
  Accrued management fee .............................             40,961            135,498              17,495
  Accrued distribution fee ...........................             12,635             86,819              13,731
  Other accrued expenses .............................             52,313            147,006              53,198
  Unrealized depreciation of forward currency
    contracts ........................................                 --                 --                  --
                                                            -------------      -------------       -------------
     Total liabilities ...............................      $     728,855      $   5,256,947       $     639,567
                                                            -------------      -------------       -------------
Net assets, at market value ..........................      $  25,868,760      $ 194,964,368       $  27,562,139
                                                            =============      =============       =============
NET ASSETS
----------
Net assets consist of:
  Paid-in capital (Note 5) ...........................      $  22,075,245      $ 194,487,112       $  27,502,628
  Undistributed net investment income (loss)
    (Notes 1 and 5) ..................................                 --             31,078              54,770
  Accumulated net realized gain (loss) (Notes 1 and 5)            387,553         (5,226,041)            617,042
  Net unrealized appreciation (depreciation) on
    investments and other assets and liabilities
    denominated in foreign currencies ................          3,405,962          5,672,219            (612,301)
                                                            -------------      -------------       -------------
Net assets, at market value ..........................      $  25,868,760      $ 194,964,368       $  27,562,139
                                                            =============      =============       =============
Net assets, at market value
  Class A Shares .....................................      $  14,549,544      $ 124,883,049       $  14,717,906
  Class B Shares .....................................          2,074,027          9,490,522           1,016,106
  Class C Shares .....................................          9,245,189         60,590,797          11,828,127
  Eagle Shares .......................................                 --                 --                  --
                                                            -------------      -------------       -------------
     Total ...........................................      $  25,868,760      $ 194,964,368       $  27,562,139
                                                            =============      =============       =============
Shares of beneficial interest outstanding
  Class A Shares .....................................            878,429          5,380,077             802,947
  Class B Shares .....................................            127,121            423,535              56,257
  Class C Shares .....................................            566,498          2,702,718             654,941
  Eagle Shares .......................................                 --                 --                  --
                                                            -------------      -------------       -------------
  Total ..............................................          1,572,048          8,506,330           1,514,145
                                                            =============      =============       =============
Net Asset Value -- offering and redemption price per
  share (Notes 1 and 2)
    Class A Shares ...................................      $       16.56      $       23.21       $       18.33
                                                            =============      =============       =============
  Maximum offering price per share (100/95.25 of
    $20.80, $31.56, $43.44, $16.56, $23.21 and $18.33)      $       17.39      $       24.37       $       19.24
                                                            =============      =============       =============
  Class B Shares .....................................      $       16.32      $       22.41       $       18.06
                                                            =============      =============       =============
  Class C Shares .....................................      $       16.32      $       22.42       $       18.06
                                                            =============      =============       =============
  Eagle Shares .......................................



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                                EAGLE
                                                            AGGRESSIVE       INTERNATIONAL            GROWTH
                                                              GROWTH            EQUITY                EQUITY
                                                               FUND            PORTFOLIO               FUND
                                                           ------------       ------------        ------------
INVESTMENT INCOME
-----------------
Income:
  Dividends .........................................      $     71,718       $    737,523(a)     $    571,726
  Interest ..........................................           259,885             46,306(b)          278,404
                                                           ------------       ------------        ------------
     Total income ...................................           331,603            783,829             850,130
Expenses (Notes 1 and 4):
  Management fee ....................................           382,703            477,822             932,644
  Distribution fee (Class A Shares) .................            52,009             18,407             134,727
  Distribution fee (Class B Shares) .................            76,078              3,928             108,805
  Distribution fee (Class C Shares) .................            98,589             67,266             595,810
  Distribution fee (Eagle Shares) ...................                --            332,966                  --
  Shareholder servicing fees ........................            38,673                 --             114,755
  Shareholder servicing fees (Class A Shares) .......                --              9,572                  --
  Shareholder servicing fees (Class B Shares) .......                --                511                  --
  Shareholder servicing fees (Class C Shares) .......                --              8,745                  --
  Shareholder servicing fees (Eagle Shares) .........                --              3,330                  --
  Custodian/Fund accounting fees ....................            59,360            165,632              73,792
  Professional fees .................................            39,693             61,680              23,389
  Amortization of state qualification expenses ......            46,629             41,775              43,713
  Organization expenses .............................                --             10,400               5,666
  Reports to shareholders ...........................            14,774             12,776              22,026
  Trustees' fees and expenses .......................             9,141              9,478               9,178
  Other .............................................                --              4,254               4,913
                                                           ------------       ------------        ------------
     Total expenses before waiver ...................           817,649          1,228,542           2,069,418
     Fees waived by Eagle/Manager (Note 4) ..........           (55,188)           (24,049)                 --
                                                           ------------       ------------        ------------
     Total expenses after waiver ....................           762,461          1,204,493           2,069,418
                                                           ------------       ------------        ------------
Net investment income (loss) ........................          (430,858)          (420,664)         (1,219,288)
                                                           ------------       ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss) from investment transactions         6,487,570          6,904,858          24,524,653
Net realized gain from foreign currency transactions                 --            216,150                  --
Net unrealized appreciation (depreciation) of
  investments during the year .......................         3,177,004          3,686,213          25,441,900
Net realized gain from covered call options written
  during the year ...................................                --                 --                  --
Net unrealized depreciation from foreign currency
  liabilities during the year .......................                --           (177,933)                 --
                                                           ------------       ------------        ------------
Net gain (loss) on investments ......................         9,664,574         10,629,288          49,966,553
                                                           ------------       ------------        ------------
Net increase (decrease) in net assets resulting from
  operations ........................................      $  9,233,716       $ 10,208,624        $ 48,747,265
                                                           ============       ============        ============
                                                              MID CAP           SMALL CAP           VALUE
                                                              GROWTH              STOCK             EQUITY
                                                               FUND               FUND               FUND
                                                           ------------       ------------       ------------
INVESTMENT INCOME
-----------------
Income:
  Dividends .........................................      $     70,303       $  1,825,980       $    571,257
  Interest ..........................................            44,087            809,955             60,329
                                                           ------------       ------------       ------------
     Total income ...................................           114,390          2,635,935            631,586
Expenses (Notes 1 and 4):
  Management fee ....................................           210,881          1,960,400            227,557
  Distribution fee (Class A Shares) .................            39,528            390,705             41,462
  Distribution fee (Class B Shares) .................            21,386            102,748             10,806
  Distribution fee (Class C Shares) .................           101,676            781,631            126,758
  Distribution fee (Eagle Shares) ...................                --                 --                 --
  Shareholder servicing fees ........................            36,410            292,147             37,058
  Shareholder servicing fees (Class A Shares) .......                --                 --                 --
  Shareholder servicing fees (Class B Shares) .......                --                 --                 --
  Shareholder servicing fees (Class C Shares) .......                --                 --                 --
  Shareholder servicing fees (Eagle Shares) .........                --                 --                 --
  Custodian/Fund accounting fees ....................            56,942             88,607             56,772
  Professional fees .................................            26,253             28,047             42,933
  Amortization of state qualification expenses ......            47,303             42,133             31,601
  Organization expenses .............................             5,170                 --             10,602
  Reports to shareholders ...........................            12,343             43,891             20,539
  Trustees' fees and expenses .......................             9,151              9,178              9,178
  Other .............................................             2,776             11,924              4,036
                                                           ------------       ------------       ------------
     Total expenses before waiver ...................           569,819          3,751,411            619,302
     Fees waived by Eagle/Manager (Note 4) ..........           (27,644)                --            (76,169)
                                                           ------------       ------------       ------------
     Total expenses after waiver ....................           542,175          3,751,411            543,133
                                                           ------------       ------------       ------------
Net investment income (loss) ........................          (427,785)        (1,115,476)            88,453
                                                           ------------       ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss) from investment transactions         1,928,034         (2,081,165)           931,457
Net realized gain from foreign currency transactions                 --                 --                 --
Net unrealized appreciation (depreciation) of
  investments during the year .......................         2,467,882         11,574,223         (1,115,216)
Net realized gain from covered call options written
  during the year ...................................                --                 --             17,466
Net unrealized depreciation from foreign currency
  liabilities during the year .......................                --                 --                 --
                                                           ------------       ------------       ------------
Net gain (loss) on investments ......................         4,395,916          9,493,058           (166,293)
                                                           ------------       ------------       ------------
Net increase (decrease) in net assets resulting from
  operations ........................................      $  3,968,131       $  8,377,582       $    (77,840)
                                                           ============       ============       ============

----------------
(a) Net of $84,150 foreign withholding taxes.
(b) Net of $3 foreign withholding taxes.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             FOR THE YEARS ENDED
                                                                     -----------------------------------
                                                                     OCTOBER 31, 1999   OCTOBER 31, 1998
                                                                     ----------------   ----------------
AGGRESSIVE GROWTH FUND
----------------------
Increase in net assets:
Operations:
  Net Investment loss ...........................................      $   (430,858)      $     (5,426)
  Net realized gain (loss) from investment transactions .........         6,487,570           (202,355)
  Net unrealized appreciation of investments during the year ....         3,177,004          1,532,910
                                                                       ------------       ------------
  Net increase in net assets resulting from operations ..........         9,233,716          1,325,129
Increase in net assets from Fund share transactions (Note 2) ....        26,033,474         17,160,048
                                                                       ------------       ------------
Increase in net assets ..........................................        35,267,190         18,485,177
Net assets, beginning of year ...................................        18,485,177                 --
                                                                       ------------       ------------
Net assets, end of year .........................................      $ 53,752,367       $ 18,485,177
                                                                       ============       ============


                                                                                                   FOR THE YEARS ENDED
                                                                                            -----------------------------------
                                                                                            OCTOBER 31, 1999   OCTOBER 31, 1998
                                                                                            ----------------   ----------------
EAGLE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------
Increase in net assets:
Operations:
  Net Investment loss ..................................................................      $   (420,664)      $   (264,871)
  Net realized gain from investment transactions .......................................         6,904,858            234,230
  Net realized gain (loss) from foreign currency transactions ..........................           216,150            (68,794)
  Net unrealized appreciation of investments during the year ...........................         3,686,213          3,293,526
  Net unrealized appreciation (depreciation) from foreign currrency during the year ....          (177,933)            95,909
                                                                                              ------------       ------------
  Net increase in net assets resulting from operations .................................        10,208,624          3,290,000
Distributions to shareholders from:
  Net investment income Class A Shares, ($ 0.05 per share) .............................                --            (13,340)
  Net realized gains Class A Shares, ($ 0.12 and $0.62 per share, respectively) ........           (30,773)          (155,218)
  Net realized gains Class B Shares, ($ 0.12 per share) ................................            (1,581)                --
  Net realized gains Class C Shares, ($ 0.12 and $0.62 per share, respectively) ........           (27,806)          (102,719)
  Net realized gains Eagle Shares, ($ 0.12 and $0.62 per share, respectively) ..........          (151,973)          (808,740)
Increase (decrease) in net assets from Fund share transactions (Note 2) ................        (7,860,802)         1,913,671
                                                                                              ------------       ------------
Increase in net assets .................................................................         2,135,689          4,123,654
Net assets, beginning of year ..........................................................        45,738,577         41,614,923
                                                                                              ------------       ------------
Net assets, end of year (including undistributed net investment income of $78,478
  and accumulated net investment loss of $113,865, respectively.) ......................      $ 47,874,266       $ 45,738,577
                                                                                              ============       ============

                                                                              FOR THE YEARS ENDED
                                                                     ------------------------------------
                                                                     OCTOBER 31, 1999    OCTOBER 31, 1998
                                                                     ----------------    ----------------
GROWTH EQUITY FUND
------------------
Increase in net assets:
Operations:
  Net Investment loss ...........................................      $  (1,219,288)      $    (480,255)
  Net realized gain (loss) from investment transactions .........         24,524,653          (3,134,021)
  Net unrealized appreciation of investments during the year ....         25,441,900          13,613,823
                                                                       -------------       -------------
  Net increase in net assets resulting from operations ..........         48,747,265           9,999,547
Distributions to shareholders from:
  Net realized gains Class A Shares, ($0.32 per share) ..........                 --            (324,394)
  Net realized gains Class C Shares, ($0.32 per share) ..........                 --            (263,908)
Increase in net assets from Fund share transactions (Note 2) ....         25,151,363          32,315,932
                                                                       -------------       -------------
Increase in net assets ..........................................         73,898,628          41,727,177
Net assets, beginning of year ...................................         84,519,779          42,792,602
                                                                       -------------       -------------
Net assets, end of year .........................................      $ 158,418,407       $  84,519,779
                                                                       =============       =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                      FOR THE YEARS ENDED
                                                                               -----------------------------------
                                                                               OCTOBER 31, 1999   OCTOBER 31, 1998
                                                                               ---------------    ----------------
MID CAP GROWTH FUND
-------------------
Increase (decrease) in net assets:
Operations:
 Net Investment loss ........................................................    $   (427,785)     $   (302,320)
 Net realized gain (loss) from investment transactions ......................       1,928,034        (1,540,482)
 Net unrealized appreciation of investments during the year .................       2,467,882           938,080
                                                                                 ------------      ------------
 Net increase (decrease) in net assets resulting from operations ............       3,968,131          (904,722)
Increase (decrease) in net assets from Fund share transactions (Note 2) .....      (5,928,377)       28,733,728
                                                                                 ------------      ------------
Increase (decrease) in net assets ...........................................      (1,960,246)       27,829,006
Net assets, beginning of year ...............................................      27,829,006                --
                                                                                 ------------      ------------
Net assets, end of year .....................................................    $ 25,868,760      $ 27,829,006
                                                                                 ============      ============


                                                                                                  FOR THE YEARS ENDED
                                                                                          -----------------------------------
                                                                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                                                                          ---------------    ----------------
SMALL CAP STOCK FUND
--------------------
Decrease in net assets:
Operations:
 Net Investment loss ....................................................................   $  (1,115,476)     $  (1,505,367)
 Net realized loss from investment transactions .........................................      (2,081,165)        (2,922,849)
 Net unrealized appreciation (depreciation) of investments during the year ..............      11,574,223        (70,263,882)
                                                                                            -------------      -------------
 Net increase (decrease) in net assets resulting from operations ........................       8,377,582        (74,692,098)
Distributions to shareholders from:
 Net realized gains Class A Shares, ($1.73 per share) ...................................              --        (13,224,158)
 Net realized gains Class C Shares, ($1.73 per share) ...................................              --         (5,438,602)
Increase (decrease) in net assets from Fund share transactions (Note 2) .................     (80,494,684)        48,086,681
                                                                                            -------------      -------------
Decrease in net assets ..................................................................     (72,117,102)       (45,268,177)
Net assets, beginning of year ...........................................................     267,081,470        312,349,647
                                                                                            -------------      -------------
Net assets, end of year (including undistributed net investment income of $31,078 for
the year ended October 31, 1999) ........................................................   $ 194,964,368      $ 267,081,470
                                                                                            =============      =============


                                                                                              FOR THE YEARS ENDED
                                                                                       -----------------------------------
                                                                                       OCTOBER 31, 1999   OCTOBER 31, 1998
                                                                                       ---------------    ----------------
VALUE EQUITY FUND
-----------------
Decrease in net assets:
Operations:
 Net Investment income ..............................................................    $     88,453      $    149,444
 Net realized gain (loss) from investment transactions ..............................         931,457           (46,890)
 Net realized gain from covered call options written (Note 1) .......................          17,466                --
 Net unrealized depreciation of investments during the year .........................      (1,115,216)       (1,519,457)
                                                                                         ------------      ------------
 Net decrease in net assets resulting from operations ...............................         (77,840)       (1,416,903)
Distributions to shareholders from:
 Net investment income Class A Shares, ($ 0.16 and $0.20 per share, respectively). ..        (152,941)         (171,438)
 Net investment income Class B Shares, ($ 0.01 per share) ...........................            (752)               --
 Net investment income Class C Shares, ($ 0.01 and $0.05 per share, respectively). ..          (9,859)          (31,101)
 Net realized gains Class A Shares, ($ 0.12 and $4.90 per share, respectively). .....        (110,747)       (4,141,640)
 Net realized gains Class B Shares, ($ 0.12 per share) ..............................          (6,528)               --
 Net realized gains Class C Shares, ($ 0.12 and $4.90 per share, respectively). .....         (85,565)       (3,207,816)
Increase (decrease) in net assets from Fund share transactions (Note 2) .............      (4,259,045)        4,709,907
                                                                                         ------------      ------------
Decrease in net assets ..............................................................      (4,703,277)       (4,258,991)
Net assets, beginning of year .......................................................      32,265,416        36,524,407
                                                                                         ------------      ------------
Net assets, end of year (including undistributed net investment income of
 $54,770 and $129,446, respectively) ................................................    $ 27,562,139      $ 32,265,416
                                                                                         ============      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      CLASS A SHARES *                CLASS B SHARES *
                                                                 -------------------------    -------------------------------
                                                                    FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                                         OCTOBER 31                      OCTOBER 31
                                                                 -------------------------    -------------------------------
                                                                    1999      1998/dagger/       1999     1998/dagger//dagger/
                                                                 --------     ------------    --------    --------------------
Net asset value, beginning of year ............................  $  15.35      $   14.29      $  15.33        $    14.29
                                                                 --------      ---------      --------        ----------
Income from Investment Operations:
 Net investment loss (a) ......................................     (0.15)            --         (0.29)            (0.03)
 Net realized and unrealized gain on investments ..............      5.60           1.06          5.57              1.07
                                                                 --------      ---------      --------        ----------
 Total from Investment Operations .............................      5.45           1.06          5.28              1.04
                                                                 --------      ---------      --------        ----------
Net asset value, end of year ..................................  $  20.80      $   15.35      $  20.61        $    15.33
                                                                 ========      =========      ========        ==========
Total Return (%) (b) ..........................................     35.50           7.42 (c)     34.44              7.28 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ........................................      1.65           1.65 (d)      2.40              2.40 (d)
 Net investment income (loss) to average daily net assets .....      (.78)           .08 (d)     (1.53)             (.77)(d)
 Portfolio turnover rate (c) ..................................       195             34           195                34
 Net assets, end of year ($ millions) .........................        27             11            10                 4

                                                                       CLASS C SHARES *
                                                                 --------------------------
                                                                     FOR THE YEARS ENDED
                                                                          OCTOBER 31
                                                                 --------------------------
                                                                    1999       1998/dagger/
                                                                 --------      ------------
Net asset value, beginning of year ............................  $  15.33      $    14.29
                                                                 --------      ----------
Income from Investment Operations:
 Net investment loss (a) ......................................     (0.29)          (0.03)
 Net realized and unrealized gain on investments ..............      5.57            1.07
                                                                 --------      ----------
 Total from Investment Operations .............................      5.28            1.04
                                                                 --------      ----------
Net asset value, end of year ..................................  $  20.61      $    15.33
                                                                 ========      ==========
Total Return (%) (b) ..........................................     34.44            7.28 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ........................................      2.40            2.40 (d)
 Net investment income (loss) to average daily net assets .....     (1.53)           (.71)(d)
 Portfolio turnover rate (c) ..................................       195              34
 Net assets, end of year ($ millions) .........................        16               3

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period August 20, 1998 (commencement of operations) to October 31, 1998.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B
               Shares) to October 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of $0.03 per Class A, B and C Shares, for the year ended October 31, 1999. The operating expense ratios including such items would have been 1.79% , 2.54% and 2.54% for Class A, B and C Shares for the year ended October 31, 1999, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 per Class A, B and C Shares for the year ended October 31, 1998. The operating expense ratios including such items would have been 3.64% (annualized), 4.39% (annualized) and 4.39 (annualized) for Class A, B and C Shares, respectively.
(b)  Does not reflect the imposition of a sales charge.
(c)  Not annualized.
(d)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          CLASS A SHARES*
                                    -----------------------------------------------------------
                                                        FOR THE YEARS ENDED
                                                            OCTOBER 31,
                                    ------------------------------------------------------------
                                       1999          1998             1997          1996/dagger/
                                    ---------     ---------        ---------        ------------
Net asset value, beginning of
 year ............................  $  25.43      $   23.97        $   22.25        $   21.11
                                    --------      ---------        ---------        ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................     (0.09)         (0.01)            0.05             0.10
 Net realized and unrealized
  gain on investments ............      6.34           2.14             2.28             1.04
                                    --------      ---------        ---------        ---------
 Total from Investment
  Operations .....................      6.25           2.13             2.33             1.14
                                    --------      ---------        ---------        ---------
Less Distributions:
 Dividends from net
  investment income ..............        --          (0.05)           (0.44)              --
 Distributions from net
  realized gains .................     (0.12)         (0.62)           (0.17)              --
                                    --------      ---------        ---------        ---------
 Total Distributions .............     (0.12)         (0.67)           (0.61)              --
                                    --------      ---------        ---------        ---------
Net asset value, end
 of year .........................  $  31.56      $   25.43        $   23.97        $   22.25
                                    ========      =========        =========        =========
Total Return(%)(b) ...............     24.68           9.04 (c)        10.71 (c)         5.40 (d)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a).....      1.97           1.97             1.97             1.97 (e)
 Net investment income (loss)
  to average daily net assets.....     (0.32)         (0.02)            0.22             0.44 (e)
 Portfolio turnover rate (d) .....        78             71               50               59
 Net assets, end of year
  ($ millions)....................         8              7                6                3

                                            CLASS B SHARES*
                                    --------------------------------
                                          FOR THE YEARS ENDED
                                              OCTOBER 31,
                                    ---------------------------------
                                      1999       1998/dagger//dagger/
                                    --------     --------------------
Net asset value, beginning of
 year ............................  $  25.03         $   23.95
                                    --------         ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................     (0.30)            (0.16)
 Net realized and unrealized
  gain on investments ............      6.22              1.24
                                    --------         ---------
 Total from Investment
  Operations .....................      5.92              1.08
                                    --------         ---------
Less Distributions:
 Dividends from net
  investment income ..............        --                --
 Distributions from net
  realized gains .................     (0.12)               --
                                    --------         ---------
 Total Distributions .............     (0.12)               --
                                    --------         ---------
Net asset value, end
 of year .........................  $  30.83         $   25.03
                                    ========         =========
Total Return(%)(b) ...............     23.70              4.51 (d)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a).....      2.72              2.72 (e)
 Net investment income (loss)
  to average daily net assets.....     (1.04)            (0.71)(e)
 Portfolio turnover rate (d) .....        78                71
 Net assets, end of year
  ($ millions)....................      0.5               0.2

                                                          CLASS C SHARES*
                                    ----------------------------------------------------------
                                                        FOR THE YEARS ENDED
                                                            OCTOBER 31,
                                    -----------------------------------------------------------
                                       1999          1998             1997         1996/dagger/
                                    ---------     ---------        ---------       ------------
Net asset value, beginning of
 year ............................  $  25.03      $   23.73        $   22.12        $   21.11
                                    --------      ---------        ---------        ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................     (0.30)         (0.20)           (0.13)           (0.07)
 Net realized and unrealized
  gain on investments ............      6.22           2.12             2.25             1.08
                                    --------      ---------        ---------        ---------
 Total from Investment
  Operations .....................      5.92           1.92             2.12             1.01
                                    --------      ---------        ---------        ---------
Less Distributions:
 Dividends from net
  investment income ..............        --             --            (0.34)              --
 Distributions from net
  realized gains .................     (0.12)         (0.62)           (0.17)              --
                                    --------      ---------        ---------        ---------
 Total Distributions .............     (0.12)         (0.62)           (0.51)              --
                                    --------      ---------        ---------        ---------
Net asset value, end
 of year .........................  $  30.83      $   25.03        $   23.73        $   22.12
                                    ========      =========        =========        =========
Total Return(%)(b) ...............     23.70           8.24 (c)         9.79 (c)         4.78 (d)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a).....      2.72           2.72             2.72             2.72 (e)
 Net investment income (loss)
  to average daily net assets.....     (1.06)         (0.79)           (0.52)           (0.32)(e)
 Portfolio turnover rate (d) .....        78             71               50               59
 Net assets, end of year
  ($ millions)....................         7              6                4                1


                                                                        EAGLE SHARES*
                                    --------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                         OCTOBER 31,
                                    --------------------------------------------------------------------------------------
                                       1999          1998             1997           1996     1995/dagger//dagger//dagger/
                                    --------      ---------        ---------      ---------   ----------------------------
Net asset value, beginning of
 year ............................  $  25.17      $   23.83        $   22.14      $  20.79            $   20.00
                                    --------      ---------        ---------      --------            ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ......................     (0.27)         (0.17)           (0.11)        (0.01)               (0.03)
 Net realized and unrealized
  gain on investments ............      6.26           2.13             2.28          1.84                 0.82
                                    --------      ---------        ---------      --------            ---------
 Total from Investment
  Operations .....................      5.99           1.96             2.17          1.83                 0.79
                                    --------      ---------        ---------      --------            ---------
Less Distributions:
 Dividends from net
  investment income ..............        --             --            (0.31)        (0.01)                  --
 Distributions from net
  realized gains .................     (0.12)         (0.62)           (0.17)        (0.47)                  --
                                    --------      ---------        ---------      --------            ---------
 Total Distributions .............     (0.12)         (0.62)           (0.48)        (0.48)                  --
                                    --------      ---------        ---------      --------            ---------
Net asset value, end
 of year .........................  $  31.04      $   25.17        $   23.83      $  22.14            $   20.79
                                    ========      =========        =========      ========            =========
Total Return(%)(b) ...............     23.85           8.38 (c)         9.98 (c)      8.93                 3.95 (d)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a).....      2.60           2.60             2.60          2.60                 2.60 (e)
 Net investment income (loss)
  to average daily net assets.....    ( 0.95)        ( 0.67)          ( 0.47)       ( 0.02)              ( 0.33)(e)
 Portfolio turnover rate (d) .....        78             71               50            59                   61
 Net assets, end of year
  ($ millions)....................        32             33               32            22                   10

-------
* Per share amounts have been calculated using the monthly average share method.
 /dagger/ For the period December 27, 1995 (commencement of Class A and Class C Shares) to October 31, 1996.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
/dagger//dagger//dagger/ For the period May 1, 1995 (commencement of operations) to October 31, 1995.
(a) Excludes management fees waived by Eagle in the amount of $.01, $.03, $.06 and $.16 per Class A Share, respectively. The operating expense ratio including such items would have been 2.02%, 2.08%, 2.23% and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by Eagle in the amount of $.01 and $.03 per Class B Share, respectively. The operating expense ratio including such items would have been 2.77% and 2.83% (annualized) for Class B Shares, respectively. Excludes management fees waived by Eagle in the amount of $.01, $.03, $.06, and $.16 per Class C Share, respectively. The operating expense ratio including such items would have been 2.77%, 2.83%, 2.98% and 3.44% (annualized) for Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Eagle in the amount of $.01, $.03, $.06, $.16 and $.17 per Eagle Share, respectively. The operating expense ratios including such items would have been 2.65%, 2.71%, 2.86%, 3.31% and 5.09% (annualized) for Eagle Shares, respectively.
(b) Calculated without the imposition of a sales charge.
(c) These returns are calculated based on the published net asset value at October 31, 1997.
(d) Not annualized.
(e) Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              CLASS A SHARES *
                                             -------------------------------------------------
                                                            FOR THE YEARS ENDED
                                                                 OCTOBER 31
                                             -------------------------------------------------
                                                1999        1998        1997      1996/dagger/
                                             --------    ---------   --------    -------------
Net asset value, beginning of year ........  $  28.82    $  23.77    $  17.74      $   14.29
                                             --------    --------    --------      ---------
Income from Investment Operations:
 Net investment loss (a) ..................     (0.20)      (0.11)      (0.07)         (0.03)
 Net realized and unrealized gain
  on investments ..........................     14.82        5.48        6.10           3.48
                                             --------    --------    --------      ---------
Total from Investment Operations ..........     14.62        5.37        6.03           3.45
                                             --------    --------    --------      ---------
Less Distributions:
 Distributions from net realized
  gains ...................................        --       (0.32)         --             --
                                             --------    --------    --------      ---------
Net asset value, end of year ..............  $  43.44    $  28.82    $  23.77      $   17.74
                                             ========    ========    ========      =========
Total Return (%) (b) ......................     50.73       22.84       33.99          24.14 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ....................      1.24        1.38        1.61           1.65 (d)
 Net investment loss to average daily
  net assets ..............................      (.56)       (.40)       (.35)          (.19)(d)
 Portfolio turnover rate (c) ..............       160          54          50             23
 Net assets, end of year ($ millions) .....        67          40          24             12

                                                     CLASS B SHARES *
                                             --------------------------------
                                                   FOR THE YEARS ENDED
                                                        OCTOBER 31
                                             --------------------------------
                                                1999     1998/dagger//dagger/
                                             --------    --------------------
Net asset value, beginning of year ........  $  28.18        $    24.33
                                             --------        ----------
Income from Investment Operations:
 Net investment loss (a) ..................     (0.47)            (0.23)
 Net realized and unrealized gain
  on investments ..........................     14.46              4.08
                                             --------        ----------
Total from Investment Operations ..........     13.99              3.85
                                             --------        ----------
Less Distributions:
 Distributions from net realized
  gains ...................................        --                --
                                             --------        ----------
Net asset value, end of year ..............  $  42.17        $    28.18
                                             ========        ==========
Total Return (%) (b) ......................     49.65             15.82 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ....................      1.98              2.11 (d)
 Net investment loss to average daily
  net assets ..............................     (1.30)            (1.10)(d)
 Portfolio turnover rate (c) ..............       160                54
 Net assets, end of year ($ millions) .....        16                 5

                                                              CLASS C SHARES *
                                             --------------------------------------------------
                                                            FOR THE YEARS ENDED
                                                                 OCTOBER 31
                                             --------------------------------------------------
                                                1999        1998        1997       1996/dagger/
                                             --------    --------    --------      ------------
Net asset value, beginning of year ........  $  28.18    $  23.42    $  17.61      $   14.29
                                             --------    --------    --------      ---------
Income from Investment Operations:
 Net investment loss (a) ..................    ( 0.47)     ( 0.31)     ( 0.24)        ( 0.15)
 Net realized and unrealized gain
  on investments ..........................     14.44        5.39        6.05           3.47
                                             --------    --------    --------      ---------
Total from Investment Operations ..........     13.97        5.08        5.81           3.32
                                             --------    --------    --------      ---------
Less Distributions:
 Distributions from net realized
  gains ...................................        --      ( 0.32)         --             --
                                             --------    --------    --------      ---------
Net asset value, end of year ..............  $  42.15    $  28.18    $  23.42      $   17.61
                                             ========    ========    ========      =========
Total Return (%) (b) ......................     49.57       21.93       32.99          23.23 (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ....................      1.99        2.13        2.36           2.40 (d)
 Net investment loss to average daily
  net assets ..............................    ( 1.31)     ( 1.15)     ( 1.14)        (  .96)(d)
 Portfolio turnover rate (c) ..............       160          54          50             23
 Net assets, end of year ($ millions) .....        75          39          18              5

-------
 * Per share amounts have been calculated using the monthly average share method.
 /dagger/ For the period November 16, 1995 (commencement of operations) to October 31, 1996.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B
                Shares) to October 31, 1998.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $0.11 per Class A and C Shares for the period ended October 31, 1996. The operating expense ratios including such items would have been 2.39% (annualized) for Class A Shares and 3.14% (annualized) for Class C Shares for the year ended October 31, 1996, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.01 per Class A and C Shares. The operating expense ratios excluding such items would have been 1.54% for Class A Shares and 2.29% for Class C Shares.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       CLASS A SHARES *                 CLASS B SHARES *
                                                                 --------------------------     --------------------------------
                                                                     FOR THE YEARS ENDED              FOR THE YEARS ENDED
                                                                          OCTOBER 31                       OCTOBER 31
                                                                 --------------------------     --------------------------------
                                                                    1999       1998/dagger/        1999     1998/dagger//dagger/
                                                                 --------      ------------     --------    --------------------
Net asset value, beginning of year ............................  $  14.28      $    14.29       $  14.17        $    14.42
                                                                 --------      ----------       --------        ----------
Income from Investment Operations:
 Net investment loss (a) ......................................     (0.18)          (0.15)         (0.30)            (0.23)
 Net realized and unrealized gain (loss) on investments .......      2.46            0.14           2.45             (0.02)
                                                                 --------      ----------       --------        ----------
 Total from Investment Operations .............................      2.28           (0.01)          2.15             (0.25)
                                                                 --------      ----------       --------        ----------
Net asset value, end of year ..................................  $  16.56      $    14.28       $  16.32        $    14.17
                                                                 ========      ==========       ========        ==========
Total Return (%) (b) ..........................................     15.97           (0.07) (c)     15.17             (1.73) (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ........................................      1.60            1.60 (d)       2.35              2.35 (d)
 Net investment loss to average daily net assets ...... .......     (1.19)           (.99)(d)      (1.94)            (1.85)(d)
 Portfolio turnover rate (c) ..................................       192             129            192               129
 Net assets, end of year ($ millions) .........................        15              16              2                 2

                                                                       CLASS C SHARES *
                                                                 --------------------------
                                                                     FOR THE YEARS ENDED
                                                                          OCTOBER 31
                                                                 --------------------------
                                                                    1999       1998/dagger/
                                                                 --------      ------------
Net asset value, beginning of year ............................  $  14.18      $    14.29
                                                                 --------      ----------
Income from Investment Operations:
 Net investment loss (a) ......................................     (0.30)          (0.25)
 Net realized and unrealized gain (loss) on investments .......      2.44            0.14
                                                                 --------      ----------
 Total from Investment Operations .............................      2.14           (0.11)
                                                                 --------      ----------
Net asset value, end of year ..................................  $  16.32      $    14.18
                                                                 ========      ==========
Total Return (%) (b) ..........................................     15.09           (0.77) (c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ........................................      2.35            2.35 (d)
 Net investment loss to average daily net assets ...... .......     (1.95)          (1.75)(d)
 Portfolio turnover rate (c) ..................................       192             129
 Net assets, end of year ($ millions) .........................         9               9

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period November 6, 1997 (commencement of operations) to October 31, 1998.
/dagger//dagger/  For the period January 2, 1998 (commencement of Class B
                 Shares) to October 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of $0.02 and $.03 per Class A Shares for the two years ended October 31, 1999. The operating expense ratios including such items would have been 1.70% and 1.86% (annualized) per Class A Shares, respectively. Excludes management fees waived by the Manager in the amount of $0.02 and $.03 per Class B Shares for the two years ended October 31, 1999. The operating expense ratios including such items would have been 2.45% and 2.61% (annualized) per Class B Shares, respectively. Excludes management fees waived by the Manager in the amount of $0.02 and $.03 per Class C Shares for the two years ended October 31, 1999. The operating expense ratios including such items would have been 2.45% and 2.61% (annualized) per Class C Shares, respectively.
(b) Does not reflect the imposition of a sales charge.
(c) Not annualized.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  CLASS A SHARES
                                             --------------------------------------------------------
                                                                FOR THE YEARS ENDED
                                                                    OCTOBER 31
                                             ---------------------------------------------------------
                                               1999 *      1998 *      1997 *      1996 *       1995
                                             --------    ---------   --------    --------    ---------
Net asset value, beginning of year ........  $  22.62    $   30.39   $  24.08    $  18.86    $  16.20
                                             --------    ---------   --------    --------    --------
Income from Investment Operations:
 Net investment income (loss) .............     (0.04)       (0.06)     (0.02)      (0.05)       0.02
 Net realized and unrealized gain
  (loss) on investments ...................      0.63        (5.98)      8.21        6.12        3.62
                                             --------    ---------   --------    --------    --------
 Total from Investment Operations .........      0.59        (6.04)      8.19        6.07        3.64
                                             --------    ---------   --------    --------    --------
Less Distributions:
 Dividends from net investment
  income ..................................        --           --         --       (0.01)      (0.01)
 Distributions from net realized
  gains ...................................        --        (1.73)     (1.88)      (0.84)      (0.97)
                                             --------    ---------   --------    --------    --------
 Total Distributions ......................        --        (1.73)     (1.88)      (0.85)      (0.98)
                                             --------    ---------   --------    --------    --------
Net asset value, end
 of year ..................................  $  23.21    $   22.62   $  30.39    $  24.08    $  18.86
                                             ========    =========   ========    ========    ========
Total Return (%) (a) ......................      2.61       (20.96)     36.68       33.18       23.97
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets ........................      1.26         1.22       1.25        1.41        1.88
 Net investment income (loss) to
  average daily net assets ................      (.18)        (.22)      (.09)       (.21)        .15
 Portfolio turnover rate (b) ..............        42           52         54          80          89
 Net assets, end of year ($ millions) .....       125          174        222          96          57

                                                    CLASS B SHARES *
                                             -----------------------------
                                                   FOR THE YEARS ENDED
                                                       OCTOBER 31
                                             -----------------------------
                                                1999         1998/dagger/
                                             --------       --------------
Net asset value, beginning of year ........  $  22.00       $     27.98
                                             --------       -----------
Income from Investment Operations:
 Net investment income (loss) .............     (0.22)            (0.20)
 Net realized and unrealized gain
  (loss) on investments ...................      0.63             (5.78)
                                             --------       -----------
 Total from Investment Operations .........      0.41             (5.98)
                                             --------       -----------
Less Distributions:
 Dividends from net investment
  income ..................................        --                --
 Distributions from net realized
  gains ...................................        --                --
                                             --------       -----------
 Total Distributions ......................        --                --
                                             --------       -----------
Net asset value, end
 of year ..................................  $  22.41       $     22.00
                                             ========       ===========
Total Return (%) (a) ......................      1.86            (21.37) (b)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets ........................      2.01              1.98  (c)
 Net investment income (loss) to
  average daily net assets ................      (.95)             (.93) (c)
 Portfolio turnover rate (b) ..............        42                52
 Net assets, end of year ($ millions) .....         9                 9

                                                                        CLASS C SHARES
                                             ---------------------------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                          OCTOBER 31
                                             ---------------------------------------------------------------------
                                               1999*       1998 *      1997 *      1996 *    1995 /dagger//dagger/
                                             --------    ---------   --------    --------    ---------------------
Net asset value, beginning of year ........  $  22.01    $   29.83   $  23.84    $  18.79        $    15.67
                                             --------    ---------   --------    --------        ----------
Income from Investment Operations:
 Net investment income (loss) .............     (0.22)       (0.26)     (0.23)      (0.22)            (0.02)
 Net realized and unrealized gain
  (loss) on investments ...................      0.63        (5.83)      8.10        6.11              3.14
                                             --------    ---------   --------    --------        ----------
 Total from Investment Operations .........      0.41        (6.09)      7.87        5.89              3.12
                                             --------    ---------   --------    --------        ----------
Less Distributions:
 Dividends from net investment
  income ..................................        --           --         --          --                --
 Distributions from net realized
  gains ...................................        --        (1.73)     (1.88)      (0.84)               --
                                             --------    ---------   --------    --------        ----------
 Total Distributions ......................        --        (1.73)     (1.88)      (0.84)               --
                                             --------    ---------   --------    --------        ----------
Net asset value, end
 of year ..................................  $  22.42    $   22.01   $  29.83    $  23.84        $    18.79
                                             ========    =========   ========    ========        ==========
Total Return (%) (a) ......................      1.86       (21.55)     35.63       32.22             19.91 (b)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets ........................      2.01         1.97       2.00        2.13              2.36 (c)
 Net investment income (loss) to
  average daily net assets ................      (.94)        (.96)      (.85)       (.94)             (.46)(c)
 Portfolio turnover rate (b) ..............        42           52         54          80                89
 Net assets, end of year ($ millions) .....        61           84         90          25               4.0

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period January 2, 1998 (commencement of Class B Shares) to October 31,1998.
/dagger//dagger/ For the period April 3, 1995 (commencement of Class C Shares) to October 31, 1995.
(a) Does not reflect the imposition of a sales charge.
(b) Not annualized.
(c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  CLASS A SHARES *
                                            ------------------------------------------------------------
                                                                FOR THE YEARS ENDED
                                                                     OCTOBER 31
                                            ------------------------------------------------------------
                                               1999        1998        1997        1996     1995/dagger/
                                            --------    --------    --------    --------    ------------
Net asset value, beginning of year .......  $  18.56    $  24.27    $  20.27    $  18.00    $      14.29
                                            --------    --------    --------    --------    ------------
Income from Investment Operations:
 Net investment income (loss) (a) ........      0.12        0.15        0.22        0.17            0.08
 Net realized and unrealized gain
  (loss) on investments ..................     (0.07)      (0.76)       5.23        2.76            3.63
                                            --------    --------    --------    --------    ------------
 Total from Investment Operations ........      0.05       (0.61)       5.45        2.93            3.71
                                            --------    --------    --------    --------    ------------
Less Distributions:
 Dividends from net investment
  income .................................     (0.16)      (0.20)      (0.15)      (0.11)             --
 Distributions from net realized
  gains ..................................     (0.12)      (4.90)      (1.30)      (0.55)             --
                                            --------    --------    --------    --------    ------------
 Total Distributions .....................     (0.28)      (5.10)      (1.45)      (0.66)             --
                                            --------    --------    --------    --------    ------------
Net asset value, end
of year ..................................  $  18.33    $  18.56    $  24.27    $  20.27    $      18.00
                                            ========    ========    ========    ========    ============
Total Return (%) (b) .....................      0.24       (3.52)      28.69       16.59           25.96(c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ...................      1.45        1.45        1.61        1.65            1.65(d)
 Net investment income (loss) to
  average daily net assets ...............       .63         .74         .96         .89            1.05(d)
 Portfolio turnover rate (c) .............       137         132         155         129              82
Net assets, end of year ($ millions) .....        15          18          19          15              12

                                                    CLASS B SHARES *
                                            --------------------------------
                                                  FOR THE YEARS ENDED
                                                       OCTOBER 31
                                            --------------------------------
                                               1999     1998/dagger//dagger/
                                            --------   ---------------------
Net asset value, beginning of year .......  $  18.29   $ 19.60
                                            --------   -------
Income from Investment Operations:
 Net investment income (loss) (a) ........     (0.02)     0.02
 Net realized and unrealized gain
  (loss) on investments ..................     (0.08)    (1.33)
                                            --------   -------
 Total from Investment Operations ........     (0.10)    (1.31)
                                            --------   -------
Less Distributions:
 Dividends from net investment
  income .................................     (0.01)       --
 Distributions from net realized
  gains ..................................     (0.12)       --
                                            --------   -------
 Total Distributions .....................     (0.13)       --
                                            --------   -------
Net asset value, end
of year ..................................  $  18.06   $ 18.29
                                            ========   =======
Total Return (%) (b) .....................     (0.56)    (6.68)(c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ...................      2.20      2.20 (d)
 Net investment income (loss) to
  average daily net assets ...............      (.13)      .15 (d)
 Portfolio turnover rate (c) .............       137       132
Net assets, end of year ($ millions) .....         1         1


                                                                          CLASS C SHARES *
                                            -----------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED
                                                                             OCTOBER 31
                                            -----------------------------------------------------------------------------
                                               1999        1998        1997        1996     1995 /dagger//dagger//dagger/
                                            --------    --------    --------    --------    -----------------------------
Net asset value, beginning of year .......  $  18.28    $  23.98    $  20.06    $  17.92            $      15.27
                                            --------    --------    --------    --------            ------------
Income from Investment Operations:
 Net investment income (loss) (a) ........     (0.02)         --        0.05        0.02                    0.01
 Net realized and unrealized gain
  (loss) on investments ..................     (0.07)      (0.75)       5.20        2.74                    2.64
                                            --------    --------    --------    --------            ------------
 Total from Investment Operations ........     (0.09)      (0.75)       5.25        2.76                    2.65
                                            --------    --------    --------    --------            ------------
Less Distributions:
 Dividends from net investment
  income .................................     (0.01)      (0.05)      (0.03)      (0.07)                     --
 Distributions from net realized
  gains ..................................     (0.12)      (4.90)      (1.30)      (0.55)                     --
                                            --------    --------    --------    --------            ------------
 Total Distributions .....................     (0.13)      (4.95)      (1.33)      (0.62)                     --
                                            --------    --------    --------    --------            ------------
Net asset value, end
of year ..................................  $  18.06    $  18.28    $  23.98    $  20.06            $      17.92
                                            ========    ========    ========    ========            ============
Total Return (%) (b) .....................     (0.50)      (4.27)      27.79       15.65                   17.35(c)
Ratios (%)/ Supplemental Data
 Operating expenses, net, to average
  daily net assets (a) ...................      2.20        2.20        2.36        2.40                    2.40(d)
 Net investment income (loss) to
  average daily net assets ...............      (.12)       (.01)        .21         .13                     .28(d)
 Portfolio turnover rate (c) .............       137         132         155         129                      82
Net assets, end of year ($ millions) .....        12          14          13          10                     4.0

-------
* Per share amounts have been calculated using the monthly average share method.
/dagger/ For the period December 30, 1994 (commencement of operations) to October 31,1995.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B Shares) to October 31,1998.
/dagger//dagger//dagger/ For the period April 3, 1995 (commencement of Class C
                        Shares) to October 31,1995.
(a) Excludes management fees waived by the Manager in the amount of $.05 per Class A Shares, $.05 per Class B Shares and $.05 per Class C Shares for the year ended October 31, 1999. The operating expense ratios including such items would have been 1.70%, 2.45% and 2.45% for Class A, Class B and Class C, respectively. Excludes management fees waived by the Manager in the amount of $.03 per Class A Shares, $.02 per Class B Shares and $.03 per Class C Shares for the year ended October 31, 1998. The operating expense ratios including such items would have been 1.58%, 2.33% (annualized) and 2.33% for Class A, Class B and Class C, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the Manager of $.02 per Class A and Class C Shares. The operating expense ratio excluding such items would have been 1.53% and 2.28% for Class A and Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class A Shares, for the two years ended October 31, 1996. The operating expense ratios including such items would have been 1.99% and 3.49% (annualized) for Class A Shares for the two years ended October 31, 1996. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class C Shares, for the two years ended October 31, 1996. The operating expense ratio including such items would have been 2.74% and 4.24% (annualized) for Class C Shares for the two years ended October 31, 1996.
(b) Does not reflect the imposition of a sales charge. Effective May 18, 1999, 100% of the assets of the Value Equity Fund were allocated to Osprey Partners Investment Management, LLC., (See Note 4).
(c)  Not annualized.
(d)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1:   SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the
          "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in six series, the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund, and the Value Equity Fund (each, a "Fund" and collectively, the "Funds"). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Eagle International Equity Portfolio primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Growth Fund primarily seeks long-term appreciation by investing primarily in equity securities of companies with medium capitalization that are believed to have above average growth potential. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle International Equity Portfolio also issues Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

          SECURITY VALUATION: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

          FOREIGN CURRENCY TRANSACTIONS: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

          FORWARD FOREIGN CURRENCY CONTRACTS: The Eagle International Equity Portfolio may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Eagle International Equity Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

          REPURCHASE AGREEMENTS: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price.

          FEDERAL INCOME TAXES: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. A Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

          DISTRIBUTION OF NET REALIZED GAINS: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

          STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

          OPTION ACCOUNTING PRINCIPLES: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

          EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fees, custodian/fund accounting fees, distribution fees, etc., while other expenses such as insurance expense, are all allocated proportionately among the Trust. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

          ORGANIZATION EXPENSES: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund, were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. The Small Cap Stock Fund organization expenses have been amortized completely. Subsequent to June 30, 1998, organization costs of approximately $49,000 in the Aggressive Growth Fund were absorbed by Heritage Asset Management, Inc.

          CAPITAL ACCOUNTS: Each Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

          OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At October 31, 1999, there was an unlimited number of shares of beneficial interest of no par value authorized.

          AGGRESSIVE GROWTH FUND
          ----------------------

          Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:

                                                A SHARES                     B SHARES                     C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999    --------------------------     ------------------------    ------------------------
                                          SHARES         AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
                                       -----------   ------------    ----------   ------------    ---------   ------------
     Shares sold ....................     816,167    $ 15,241,364      302,485    $ 5,661,744      645,799    $ 12,067,581
     Shares redeemed . ..............    (228,646)     (4,233,253)     (49,661)      (930,205)     (94,328)     (1,773,757)
                                         --------    ------------      -------    -----------      -------    ------------
     Net increase ...................     587,521    $ 11,008,111      252,824    $ 4,731,539      551,471    $ 10,293,824
                                                     ============                 ===========                 ============
     Shares outstanding:
      Beginning of year .............     730,201                      252,637                     221,820
                                         --------                      -------                     -------
      End of year ...................   1,317,722                      505,461                     773,291
                                        =========                      =======                     =======

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------
     Transactions in the Class A, B and C Shares of the Fund during the period August 20, 1998 (commencement of operations) to October 31, 1998, were as follows:

                                                  A SHARES                   B SHARES                  C SHARES
FOR THE PERIOD ENDED OCTOBER 31, 1998      -----------------------     ---------------------     ---------------------
                                            SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                                           ---------   ------------    --------   -----------    --------   -----------
     Shares sold .......................    758,002    $10,793,788     254,153    $3,604,086     224,375    $3,201,056
     Shares redeemed ...................    (27,801)      (380,444)     (1,516)      (22,060)     (2,555)      (36,378)
                                            -------    -----------     -------    ----------     -------    ----------
     Net increase ......................    730,201    $10,413,344     252,637    $3,582,026     221,820    $3,164,678
                                                       ===========                ==========                ==========
     Shares outstanding:
      Beginning of period ..............         --                         --                        --
                                            -------                    -------                   -------
      End of period ....................    730,201                    252,637                   221,820
                                            =======                    =======                   =======

    EAGLE INTERNATIONAL EQUITY PORTFOLIO
    ------------------------------------

     Transactions in Class A, B and C Shares and Eagle Shares of the Fund during the year ended October 31, 1999, were as follows:

                                                 A SHARES                   B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999       -----------------------      --------------------
                                          SHARES         AMOUNT        SHARES      AMOUNT
                                          -------    ------------      ------    ----------
     Shares sold .....................     27,491    $    780,723       9,353    $  254,995
     Shares issued on reinvestment
       of distributions ..............      1,024          28,582          58         1,581
     Shares redeemed .................    (45,994)     (1,298,534)     (3,878)     (109,438)
                                          -------    ------------      ------    ----------
     Net increase (decrease) .........    (17,479)   $   (489,229)      5,533    $  147,138
                                                     ============                ==========
     Shares outstanding:
      Beginning of year ..............    268,138                       9,348
                                          -------                      ------
      End of year ....................    250,659                      14,881
                                          =======                      ======

                                                C SHARES                    EAGLE SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999       -----------------------      ------------------------
                                          SHARES        AMOUNT         SHARES         AMOUNT
                                          -------    ------------      ------     -------------
     Shares sold .....................     45,492    $  1,262,451      137,206    $   3,951,774
     Shares issued on reinvestment
       of distributions ..............      1,009          27,703        5,474          151,150
     Shares redeemed .................    (43,865)     (1,222,395)    (409,377)     (11,689,394)
                                          -------    ------------     --------    -------------
     Net increase (decrease) .........      2,636    $     67,759     (266,697)   $  (7,586,470)
                                                     ============                 =============
     Shares outstanding:
      Beginning of year ..............    234,123                    1,304,178
                                          -------                    ---------
      End of year ....................    236,759                    1,037,481
                                          =======                    =========

     Transactions in Class A Shares, Class C Shares, and Eagle Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                A SHARES                 B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998        ----------------------   -----------------
                                           SHARES        AMOUNT     SHARES     AMOUNT
                                           ------    ------------   -------  ---------
     Shares sold . ...................     57,108    $  1,498,668   9,521    $ 247,499
     Shares issued on reinvestment of
       distributions .................      6,686         158,113      --           --
     Shares redeemed .................    (51,418)     (1,323,329)   (173)      (4,682)
                                          -------    ------------   -----    ---------
     Net increase (decrease) .........     12,376    $    333,452   9,348    $ 242,817
                                                     ============            =========
     Shares outstanding:
      Beginning of year . ............    255,762                      --
                                          -------                   -----
      End of year ....................    268,138                   9,348
                                          =======                   =====

                                                C SHARES                   EAGLE SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998       -----------------------    -------------------------
                                          SHARES        AMOUNT         SHARES        AMOUNT
                                          -------    ------------    ---------    -------------
     Shares sold . ...................    138,692    $  3,626,639      161,915    $  4,255,168
     Shares issued on reinvestment of
       distributions .................      4,371         102,414       34,247         805,842
     Shares redeemed .................    (67,332)     (1,769,569)    (223,287)     (5,683,092)
                                          -------    ------------     --------    ------------
     Net increase (decrease) .........     75,731    $  1,959,484      (27,125)   $   (622,082)
                                                     ============                 ============
     Shares outstanding:
      Beginning of year . ............    158,392                    1,331,303
                                          -------                    ---------
      End of year ....................    234,123                    1,304,178
                                          =======                    =========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

    GROWTH EQUITY FUND
    ------------------

    Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:


                                                A SHARES                     B SHARES                     C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999      --------------------------    --------   ------------- ----------------------------
                                          SHARES         AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
                                         ---------   --------------    --------   -------------   ----------   -------------
     Shares sold ....................     493,710    $  17,871,948     241,317    $  8,402,380      775,238    $  25,998,482
     Shares redeemed ................    (331,288)     (12,049,577)    (40,337)     (1,454,604)    (395,353)     (13,617,224)
                                         --------    -------------     -------    ------------     --------    -------------
     Net increase ...................     162,422    $   5,822,371     200,980    $  6,947,776      379,885    $  12,381,258
                                                     =============                ============                 =============
     Shares outstanding:
      Beginning of year .............   1,384,052                      183,567                    1,400,076
                                        ---------                      -------                    ---------
      End of year ...................   1,546,474                      384,547                    1,779,961
                                        =========                      =======                    =========

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:


                                                A SHARES                   B SHARES                    C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998     -------------------------    ---------------------       ------------------------
                                          SHARES        AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------   ------------   --------   -----------     --------    --------------
     Shares sold ....................     586,531    $ 16,436,873    185,913    $5,192,150       854,527    $ 23,502,787
     Shares issued on reinvestment of
       distributions ................      12,951         312,499         --            --        10,879         258,383
     Shares redeemed ................    (244,224)     (6,562,209)    (2,346)      (65,655)     (248,450)     (6,758,896)
                                         --------    ------------    -------    ----------      --------    ------------
     Net increase ...................     355,258    $ 10,187,163    183,567    $5,126,495       616,956    $ 17,002,274
                                                     ============               ==========                  ============
     Shares outstanding:
      Beginning of year .............   1,028,794                         --                     783,120
                                        ---------                    -------                    --------
      End of year ...................   1,384,052                    183,567                   1,400,076
                                        =========                    =======                   =========

    MID CAP GROWTH FUND
    -------------------

    Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:

                                                 A SHARES                       B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999    -----------------------------    ------------------------
                                          SHARES          AMOUNT         SHARES         AMOUNT
                                       -----------    --------------    ---------   ------------
     Shares sold . ..................     167,255     $   2,515,905       42,991    $    656,381
     Shares redeemed ................    (418,149)       (6,408,277)     (71,859)     (1,083,381)
                                         --------     -------------      -------    ------------
     Net decrease ...................    (250,894)    $  (3,892,372)     (28,868)   $   (427,000)
                                                      =============                 ============
     Shares outstanding:
      Beginning of year .............   1,129,323                        155,989
                                        ---------                        -------
      End of year ...................     878,429                        127,121
                                        =========                        =======

                                                 C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999     ---------------------------
                                          SHARES          AMOUNT
                                        ----------    -------------
     Shares sold . ..................     192,230     $   2,895,086
     Shares redeemed ................    (295,178)       (4,504,091)
                                         --------     -------------
     Net decrease ...................    (102,948)    $  (1,609,005)
                                                      =============
     Shares outstanding:
      Beginning of year .............     669,446
                                         --------
      End of year ...................     566,498
                                         ========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------
     Transactions in Class A and Class C Shares of the Fund during the period November 6, 1997 (commencement of operations) to October 31, 1998 and
     Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                  A SHARES                   B SHARES                    C SHARES
FOR THE PERIOD ENDED OCTOBER 31, 1998    ---------------------------  ---------------------      -------------------------
                                            SHARES        AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                         -----------   -------------  ---------   -----------    ----------   -------------
     Shares sold ......................   1,498,547    $ 21,897,656    164,784    $2,531,799       804,758    $ 11,737,195
     Shares redeemed ..................    (369,224)     (5,364,630)    (8,795)     (114,655)     (135,312)     (1,953,637)
                                          ---------    ------------    -------    ----------      --------    ------------
     Net increase .....................   1,129,323    $ 16,533,026    155,989    $2,417,144       669,446    $  9,783,558
                                                       ============               ==========                  ============
     Shares outstanding:
      Beginning of period .............          --                         --                          --
                                          ---------                    -------                    --------
      End of period ...................   1,129,323                    155,989                     669,446
                                          =========                    =======                    ========

    SMALL CAP STOCK FUND
    --------------------

    Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:

                                                      A SHARES                        B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999         -----------------------------      -------------------------
                                              SHARES           AMOUNT           SHARES        AMOUNT
                                            -----------    ---------------    ----------   -------------
     Shares sold .......................       842,703     $   20,207,077       167,884    $  3,950,709
     Shares redeemed ...................    (3,151,721)       (75,402,363)     (148,184)     (3,460,431)
                                            ----------     --------------      --------    ------------
     Net increase (decrease) ...........    (2,309,018)    $  (55,195,286)       19,700    $    490,278
                                                           ==============                  ============
     Shares outstanding:
      Beginning of year ................     7,689,095                          403,835
                                            ----------                         --------
      End of year ......................     5,380,077                          423,535
                                            ==========                         ========

                                                      C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999         ------------------------------
                                              SHARES           AMOUNT
                                            -----------    ---------------
     Shares sold .......................       621,819     $   14,595,795
     Shares redeemed ...................    (1,747,954)       (40,385,471)
                                            ----------     --------------
     Net increase (decrease) ...........    (1,126,135)    $  (25,789,676)
                                                           ==============
     Shares outstanding:
      Beginning of year ................     3,828,853
                                            ----------
      End of year ......................     2,702,718
                                            ==========

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:


                                                      A SHARES                      B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998          ----------------------------     -----------------------
                                               SHARES          AMOUNT         SHARES        AMOUNT
                                             ----------    --------------  ----------    ------------=

     Shares sold ........................     2,324,448    $   65,942,936     430,520    $12,003,417
     Shares issued on reinvestment of
       distributions ....................       450,837        12,564,851          --             --
     Shares redeemed ....................    (2,402,109)      (65,619,657)    (26,685)      (623,843)
                                             ----------    --------------     -------    -----------
     Net increase .......................       373,176    $   12,888,130     403,835    $11,379,574
                                                           ==============                ===========
     Shares outstanding:
      Beginning of year .................     7,315,919                            --
                                             ----------                       -------
      End of year .......................     7,689,095                       403,835
                                             ==========                       =======



                                                      C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998          ----------------------------
                                               SHARES          AMOUNT
                                             -----------   --------------

     Shares sold ........................     1,681,715    $   46,062,174
     Shares issued on reinvestment of
       distributions ....................       196,455         5,363,217
     Shares redeemed ....................    (1,067,827)      (27,606,414)
                                             ----------    --------------
     Net increase .......................       810,343        23,818,977
                                                           ==============
     Shares outstanding:
      Beginning of year .................     3,018,510
                                             ----------
      End of year .......................     3,828,853
                                             ==========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

    VALUE EQUITY FUND
    -----------------

    Transactions in Class A, B and C Shares of the Fund during the year ended October 31, 1999, were as follows:

                                                  A SHARES                     B SHARES                     C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1999      ----------------------------    ----------------------     --------------------------
                                           SHARES          AMOUNT         SHARES       AMOUNT        SHARES          AMOUNT
                                         ----------    -------------    ---------   -----------     ---------   --------------
     Shares sold .....................     136,595     $   2,740,843       28,808    $  558,979      154,403     $   3,058,861
     Shares issued on reinvestment of
       distributions .................      13,519           254,838          389         7,278        5,023            93,852
     Shares redeemed .................    (302,249)       (5,780,061)     (22,484)     (428,531)    (249,936)       (4,765,104)
                                          --------     -------------      -------    ----------     --------     -------------
     Net increase (decrease) .........    (152,135)    $  (2,784,380)       6,713    $  137,726      (90,510)    $  (1,612,391)
                                                       =============                 ==========                  =============
     Shares outstanding:
      Beginning of year ..............     955,082                         49,544                    745,451
                                          --------                        -------                   --------
      End of year ....................     802,947                         56,257                    654,941
                                          ========                        =======                   ========

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                A SHARES                   B SHARES                   C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998     -------------------------     --------------------    -------------------------
                                          SHARES         AMOUNT        SHARES      AMOUNT       SHARES         AMOUNT
                                        ----------   -----------      -------    ---------    ---------    -------------
     Shares sold ....................     173,321    $  3,500,708      51,939    $ 998,767      194,603    $  3,691,922
     Shares issued on reinvestment of
       distributions ................     216,712       4,225,878          --           --      165,685       3,204,346
     Shares redeemed ................    (291,484)     (5,797,438)     (2,395)     (43,713)    (270,892)     (5,070,563)
                                         --------    ------------      ------    ---------     --------    ------------
     Net increase ...................      98,549    $  1,929,148      49,544    $ 955,054       89,396    $  1,825,705
                                                     ============                =========                 ============
     Shares outstanding:
      Beginning of year .............     856,533                          --                   656,055
                                         --------                      ------                  --------
      End of year ...................     955,082                      49,544                   745,451
                                         ========                      ======                  ========

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31, 1999, purchases and sales on investment securities (excluding repurchase agreements and short term obligations) were as follows:


                                                             INVESTMENT SECURITIES
                                                         -----------------------------
                                                           PURCHASES          SALES
                                                         ------------     ------------
       Aggressive Growth Fund .......................    $ 92,945,289     $ 66,116,984
       Eagle International Equity Portfolio .........      37,080,096       36,465,810
       Growth Equity Fund ...........................     199,068,229      188,114,864
       Mid Cap Growth Fund ..........................      52,206,092       58,850,111
       Small Cap Stock Fund .........................      98,562,362      160,694,892
       Value Equity Fund ............................      39,709,252       42,627,955

     Transactions in covered call options written on equity securities were as follows:

                                                NUMBER OF       PREMIUMS
VALUE EQUITY FUND                               CONTRACTS       RECEIVED
-----------------                               ----------    -----------
     Outstanding, October 31, 1998 .........        330       $  144,269
      Written ..............................         60           12,510
      Closed ...............................         --               --
      Exercised ............................       (280)        (139,313)
      Expired ..............................       (110)         (17,466)
                                                   ----       ----------
     Outstanding, October 31, 1999 .........          0       $        0
                                                   ====       ==========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT,
        FUND ACCOUNTING AND TRUSTEES' FEES. Under the Trust's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager"), the Growth Equity, Mid Cap Growth and Value Equity Funds agree to pay to the Manager a fee equal to an annual rate of 0.75% of the Funds' average daily net assets, computed daily and payable monthly. For the Aggressive Growth Fund and Small Cap Stock Fund, the management fee for each Fund is 1.0% on the first $50 million and 0.75% of any excess over $50 million of average daily net assets. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. ("Eagle"), the Eagle International Equity Portfolio annual management fee is 1.0% on the first $100 million of average daily net assets and 0.80% of any excess over $100 million of average daily net assets. The Manager contractually waived its investment advisory fees and, if necessary, reimbursed each Fund to the extent that Class A, Class B and Class C annual operating expenses exceeded that Fund's average daily net assets attributable to that class for the 1999 fiscal year as follows:


                                                      CLASS A     CLASS B AND CLASS C
                                                      --------    -------------------
    Aggressive Growth Fund .......................      1.65%             2.40%
    Eagle International Equity Portfolio .........      1.97%             2.72%
    Growth Equity Fund ...........................      1.45%             2.20%
    Mid Cap Growth Fund ..........................      1.60%             2.35%
    Small Cap Stock Fund .........................      1.30%             2.05%
    Value Equity Fund ............................      1.45%             2.20%

        Management fees of $55,188 were waived for the Aggressive Growth Fund for the year ended October 31, 1999. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2001, the Aggressive Growth Fund may be required to pay the Manager a portion or all of the waived management fees. In addition, the Aggressive Growth Fund may be required to pay the Manager, a portion or all of the management fees waived of $25,861 and reimbursed expenses of $25,530 in fiscal 1998 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 2000. Management fees of $24,049 were waived for the Eagle International Equity Portfolio for the year ended October 31, 1999. If total Fund expenses fall below the expense limitation agreed to by Eagle before the end of the year ended October 31, 2001, Eagle International Equity Portfolio may be required to pay Eagle a portion or all of the waived management fees. In addition, the Eagle International Equity Portfolio may be required to pay Eagle, a portion or all of the management fees waived of $52,276 in fiscal 1998 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 2000. Management fees of $27,644 were waived by the Mid Cap Growth Fund for the year ended October 31, 1999. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2001, the Mid Cap Growth Fund may be required to pay the Manager a portion or all of the waived management fees. In addition, the Mid Cap Growth Fund may be required to pay the Manager, a portion or all of the management fees waived of $60,948 in fiscal 1998 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 2000. Management fees of $76,169 were waived by the Value Equity fund for the year ended October 31, 1999. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2001, the Value Equity Fund may be required to pay the Manager a portion or all of the waived management fees. In addition, the Value Equity Fund may be required to pay the Manager, a portion or all of the management fees waived of $48,072 in fiscal 1998 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 2000.

        Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation, to provide the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 1999 the Subadviser earned $238,911 for Subadviser fees, which was paid by Eagle.

        Heritage Asset Management, Inc. an affiliate of Eagle, provides certain administrative services for the Eagle International Equity Portfolio. Heritage receives a fee in the amount of 0.10% from Eagle for performing these administrative services.

        The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Growth Fund and the Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        October 31, 1999, the total fees the Subadvisers earned were $191,381, $466,322, $105,440, $980,200 and $113,779 for the Aggressive Growth
        Fund, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and Value Equity Fund, respectively.

        The Manager has entered into an agreement with Osprey Partners Investment Management, LLC ("Osprey") to provide to the Value Equity Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .32% of the Value Equity Fund's average daily net assets. Effective May 18, 1999, the assets of the Value Equity Fund were allocated to Osprey. Prior to May 18, 1999, the assets of the Fund were managed by Eagle. Eagle will continue to serve as subadvisor to the Fund, although there are no assets currently allocated to them.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that it received $245,292, $19,272, $303,861, $35,757, $320,799, and $39,460 in front end sales charges for Class A Shares, $13,734, $2,439, $29,289, $32,058, $60,368 and $9,483 in contingent deferred sales charges for Class B Shares and $5,200, $2,202, $16,048, $6,126, $31,566, and $1,545 in contingent deferred sales charges for Class C Shares for the Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and the Value Equity Fund, respectively, for the year ended October 31, 1999. The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

        Total agency brokerage commissions paid by the Funds and agency brokers commissions paid directly to Raymond James & Associates, Inc., for the year ended October 31, 1999.

                                                        TOTAL AGENCY          PAID TO
                                                          BROKERAGE        RAYMOND JAMES
                                                         COMMISSIONS     & ASSOCIATES, INC.
                                                        ------------     ------------------
      Aggressive Growth Fund .......................      $118,326            $16,500
      Eagle International Equity Portfolio .........       191,194                 --
      Growth Equity Fund ...........................       303,840                 --
      Mid Cap Growth Fund ..........................       127,029                540
      Small Cap Stock Fund .........................       347,665             48,580
      Value Equity Fund ............................       130,194                300

        Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase the Class B Shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

        The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Aggressive Growth Fund, Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund. The amount payable to the Manager for such expenses as of October 31, 1999 was $15,200, $14,671, $39,200,
        $12,000, $90,000 and $12,400, respectively. In addition, the Manager performs Fund Accounting services for the Aggressive Growth Fund, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund and charged $40,829, $49,494, $38,911, $49,801 and $39,620 during the current period, of which $14,400, $17,200, $13,200, $17,000 and $14,000, was payable as of October 31, 1999, respectively.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 5: FEDERAL INCOME TAXES.

        AGGRESSIVE GROWTH FUND:

        For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $430,858. The Fund utilized $50,287 of net tax basis capital losses during the current year against net realized gains from investment transactions.

        EAGLE INTERNATIONAL EQUITY PORTFOLIO:

        For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, a net operating loss and basis difference in passive foreign investment companies (PFICs), the Fund credited undistributed net investment income $613,007 and paid in capital $5,242 and debited accumulated net realized gain $618,249.

        GROWTH EQUITY FUND:

        For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited accumulated net realized gain $1,219,288. The Fund utilized $2,741,694 of net tax basis capital losses during the current year against net realized gains from investment transactions.

        MID CAP GROWTH FUND:

        For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited paid in capital $427,785. The Fund utilized $1,409,298 of net tax basis capital losses during the current year against net realized gains from investment transactions.

        SMALL CAP STOCK FUND:

        For the year ended October 31, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and REIT distributions, the Fund credited undistributed net investment income $1,146,554 and accumulated net realized loss $570,917 and debited paid in capital $1,717,471. The Fund has net tax basis capital loss carryforwards of $5,057,448, which may be applied against any realized net taxable gains until their expiration dates of October 31, 2006 ($1,863,838) and October 31, 2007
        ($3,193,610).

Note 6: FINANCIAL INVESTMENT WITH OFF-BALANCE SHEET RISK.

        EAGLE INTERNATIONAL EQUITY PORTFOLIO:

        The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions, to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holding to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

        The Fund may enter into forward contracts to hedge against changes to future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 7: SHAREHOLDERS MEETING. (UNAUDITED)

        On May 14, 1999 a special shareholders' meeting was held for the following purposes:

       (1) To approve a Subadvisory Agreement between Heritage Asset
           Management, Inc. and Osprey Partners Investment Management, LLC. with respect to the Fund;

       (2) To approve a proposal to permit Heritage to hire subadvisors or modify subadvisory agreements without shareholder approval;

     The voting results were as follows:

                                                                                            SHARES
                                                                              -----------------------------------
                                                                                 FOR       AGAINST     ABSTAINING
                                                                              -------     --------     ----------
     To approve a Subadvisory Agreement between Heritage Asset
      Management, Inc. and Osprey Partners Investment Management,
      LLC. with respect to the Fund; ......................................   686,084      22,224         76,483
     To approve a proposal to permit Heritage to hire subadvisors or modify
      subadvisory agreements without shareholder approval; ................   640,290      61,124         83,377

--------------------------------------------------------------------------------
              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heritage Series Trust - Aggressive Growth Fund, Heritage Series Trust - Eagle International Equity Portfolio, Heritage Series Trust - Growth Equity Fund, Heritage Series Trust - Mid Cap Growth Fund, Heritage Series Trust - Small Cap Stock Fund and Heritage Series Trust - Value Equity Fund (constituting the Heritage Series Trust, hereafter referred to as the "Trust") at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------

PricewaterhouseCoopers LLP
Tampa, Florida
December 15, 1999


--------------------------------------------------------------------------------
                         1999 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------
     During the year ended October 31, 1999, the Eagle International Equity Portfolio and the Value Equity Fund paid to shareholders $211,848 and $203,264 or $0.12 and $0.12 per share, from long-term capital gains, respectively. For such period 100% of the income dividends for the Value Equity Fund qualified for the dividend received deduction available for corporations.

HERITAGE FAMILY OF FUNDS (TM)

FROM OUR FAMILY TO YOURS; THE INTELLIGENT CREATION OF WEALTH.


HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Eagle International
Growth Equity
Income-Growth
MidCap
Small Cap
Technology
Value Equity

HERITAGE bOND fUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money market

We are pleased that mahy of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Series Trust-Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, MidCap Growth Fund, Small Cap Stock Fund and Value Equity Fund. It may also be used as sales literature when ppreceded or accompanied by a prospectus.

(C) 1999 Heritage Asset Management, Inc.

40M 10/99
AR53415-HST

/LOGO/   HERITAGE SERIES tRUST
         P.O. BOX 33022
         ST. PETERSBURG, FL 33733
--------------------------------------------------------------------------------
   ADDRESS SERVICE REQUESTED